Janus | Income Funds

--------------------------------------------------------------------------------

2000 SEMIANNUAL REPORT

     Janus Flexible Income Fund          Janus Money Market Fund
     Janus High-Yield Fund               Janus Government Money Market Fund
     Janus Federal Tax-Exempt Fund       Janus Tax-Exempt Money Market Fund
     Janus Short-Term Bond Fund

[LOGO] JANUS

--------------------------------------------------------------------------------

Janus | Income Funds

TABLE OF CONTENTS

To Our Shareholders .........................................   1

Portfolio Managers' Commentaries and Schedules of Investments

     Janus Flexible Income Fund .............................   2

     Janus High-Yield Fund ..................................   7

     Janus Federal Tax-Exempt Fund ..........................  11

     Janus Short-Term Bond Fund .............................  15

     Janus Money Market Fund ................................  18

     Janus Government Money Market Fund .....................  24

     Janus Tax-Exempt Money Market Fund .....................  25

Statements of Operations - Bond Funds .......................  28

Statements of Assets and Liabilities -
     Bond Funds .............................................  29

Statements of Changes in Net Assets -
     Bond Funds .............................................  30

Financial Highlights - Bond Funds ...........................  31

Statements of Operations -
     Money Market Funds .....................................  33

Statements of Assets and Liabilities -
     Money Market Funds .....................................  34

Statements of Changes in Net Assets -
     Money Market Funds .....................................  35

Financial Highlights - Money Market Funds ...................  36

Notes to Schedules of Investments ...........................  41

Notes to Financial Statements ...............................  42

Explanation of Charts and Tables ............................  45

                                                     [LOGO] JANUS

To Our | Shareholders

[PHOTO]
James Craig
chief investment officer

Every so often, there's an event, often economic in nature, that takes the wind right out of the market's sails. In 1994, there was the Mexican currency crisis. In 1997, we had the Asian currency crisis. Both times, the fixed-income markets experienced enormous volatility, not unlike the uncertainty of the past six months. The point is, we tend to think of these events like the flu, meaning they typically originate elsewhere. This time, however, the turmoil was a product of circumstances - a highly unusual set of circumstances - right here at home.

Our record economic expansion, now in its ninth year, has seen a budget deficit transform into a budget surplus, enabling the government to pay off some $200 billion of its long-term debt before 2001. This in turn led to an announcement in January that the Treasury Department's long-awaited buyback program would soon go into effect and that new debt issuance would be significantly scaled back.

Going on the assumption that tighter supplies would boost the value of Treasury bonds already in circulation, investors declared open season on the longer end of the market, pushing up prices on 10-year and 30-year bonds while yields headed downward. When the dust settled, long-term rates had fallen below those of shorter issues, a rare occurrence commonly referred to as the inversion of the yield curve.

Meanwhile, economic growth, fueled by tight labor markets and the "wealth effect" created by stock market gains, had continued at a rapid pace, with the GDP hitting 7.3% in the fourth quarter. Bowing to inflation concerns, the Federal Reserve Board took measured steps, raising short-term interest rates by 0.25% on three separate occasions. Whether these and two previous rate hikes last summer are enough to slow growth to a more sustainable level still waits to be seen. Our expectation is that rates likely have further to go and that volatility in the bond market, as well as the equity market, may be a fixture for the near future.

In light of these developments, we have taken a defensive posture in anticipation that dislocations between Treasury and corporate yields will create selected opportunities going forward. That said, few if any of our investment decisions are based solely on economic developments, no matter how unprecedented. As always, we aim to add value through rigorous fundamental analysis, focusing on each issuer's merits one at a time.

In closing, I'd like to thank you for your continued confidence in Janus.

/s/ Jim Craig

James Craig

Past performance does not guarantee future results.

                                          Janus Income Funds / April 30, 2000  1

Janus | Flexible Income Fund

[PHOTO]
Ronald Speaker
portfolio manager

Janus Flexible  Income Fund returned 0.59% for the six-month  period ended April
30,  2000,   compared  with  1.51%  for  its  benchmark,   the  Lehman  Brothers
Government/Corporate Bond Index.(1)

In what has been one of the more difficult periods for the bond market in recent history, the Fund's performance was clearly not up to expectations. Much of this had to do with a confluence of events surrounding the broader economy. First off, the U.S. continued to register robust economic growth, coupled with record-low unemployment levels, substantial wage gains and a surge in energy prices. Fearing renewed inflationary pressures, Federal Reserve Chairman Alan Greenspan raised short-term interest rates in three 0.25% moves, which severely hindered bond prices.

During the period, a significant event occurred that affected the corporate bonds we typically emphasize. The U.S. Treasury Department announced its intentions to utilize the federal budget surplus to buy back outstanding Treasury debt, primarily in the long end of the maturity spectrum. This part of the yield curve, 20 to 30 years in maturity, happens to be the most volatile, and few investors were overweighted in these securities going into the buybacks.

The impact of this program was twofold. First, it caused an inversion of the yield curve whereby safer two-year notes rose in yield from 5.78% to 6.67% while 30-year bonds declined in yield from 6.16% to 5.91%. Our position was in the intermediate range, between five and 10 years, and thus we underperformed as yields on those maturities rose while only yields on 30-year bonds declined.

The second effect was a change in the relationship of corporate bonds to Treasury bonds, often referred to as the "spread." While the Treasury Department was buying back debt in the 30-year part of the curve, corporations continued to sell debt. As a result, Treasuries became more scarce and corporate bonds more plentiful, causing spreads to widen and corporate debt to underperform Treasuries of comparable maturity. The current spread of corporate bonds is at historic levels and offers value to corporate bond investors. Whether this value is realized depends on the appetite of the overall bond market and its preference for Treasuries or corporate bonds going forward. That said, several of our shorter-maturity investment-grade bonds outperformed, namely HealthSouth, Safeway and Cox Communications. These bonds provided stability in a difficult market environment.

On the downside, one notable disappointment was Conseco, a diversified insurance and consumer finance company. Despite the upgrading of its debt from below-investment grade to investment grade, what had been a strong performer for us experienced an abrupt about-face. The company decided to sell its consumer finance division, Green Tree Financial, after realizing its capital base would not support the business following several asset writedowns. These and other fundamental weaknesses proved insurmountable, and we liquidated the position.

In turn, the high-yield market proved difficult, as shifting risk preferences, volatile equity markets, rising defaults and oversupply worked against price stability. Despite this uncertainty, Hard Rock Hotel

Portfolio Asset Mix                            April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Investment-Grade
   Corporate Bonds/Warrants                             43.4%              48.3%
High-Yield/High-Risk
   Corporate Bonds                                      27.2%              26.7%
U.S. Treasury Notes                                     13.2%               9.5%
Foreign Dollar/
   Non-Dollar Bonds                                      4.5%               4.5%
Preferred Stock                                          1.8%               1.6%
Cash & Cash Equivalents                                  9.9%               9.4%
--------------------------------------------------------------------------------

Fund Profile                                   April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                            6.7 Yrs.           7.9 Yrs.
Average Modified Duration*                           4.7 Yrs.           5.3 Yrs.
30-Day Average Yield**                                  8.08%              7.48%
Average Rating                                           BBB-               BBB+
--------------------------------------------------------------------------------

*    A theoretical measure of price volatility.
**   Yield will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

2  Janus Income Funds / April 30, 2000
and Venetian Casinos in Las Vegas, two credits previously cited as disappointments, demonstrated the confidence of our convictions. Hard Rock returned to more normal levels of profitability following a management change and an expansion program that temporarily hurt existing business. Venetian made an impressive turnaround to strong operating profits following a less-than-auspicious grand opening. Bookings and average room rates have risen dramatically as it becomes the hotel of choice for highly desirable convention business.

After such a tumultuous period, we have recently found ourselves in a more reasonable position. As signs of economic slowdown begin to emerge, the Federal Reserve is most likely at the latter stages of its tightening program. Consequently, the short-end of the yield curve now offers more income potential than at any other time in the last five years. Likewise, the investment-grade
market  is  experiencing  a  12-year  high  in  spreads,   providing  tremendous
opportunity for long-term holders of corporate bonds. Furthermore, the double-digit yields of the high-yield market may prove enticing should stocks continue to trade within a narrow range. Taken together, the bond market has done a swift job of discounting the uncertainty, and the potential for recovery is certainly compelling. Given that, we will maintain our conservative stance, investing in select corporate bonds to capitalize on these historic spreads, as well as shorter-term securities with attractive yields.

In closing, we'd like to thank you for continued investment in Janus Flexible Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through April 30, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($28,032) as compared to the Lehman Brothers Government/Corporate Bond Index ($26,979).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, (1.29%)
Five Year, 8.10%
Ten Year, 10.02%
Since 7/7/87*, 8.36%

Janus Flexible Income Fund - $28,032

Lehman Brothers
Government/Corporate
Bond Index - $26,979

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Investing in high-yield/high-risk securities may entail greater risk.

SCHEDULE OF INVESTMENTS  (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 73.9%
Automotive - Cars and Light Trucks - 1.3%
$   14,750,000  DaimlerChrysler N.A. Holding Corp., 7.20%
                   company guaranteed notes, due 9/1/09 .....   $     14,344,375

Beverages - Wine and Spirits - 0.8%
    10,000,000  Joseph E. Seagram & Sons, Inc., 6.80%
                   company guaranteed notes, due 12/15/08 ...          9,062,500

Broadcast Services and Programming - 3.0%
    35,000,000  AT&T Corp./Liberty Media Group, 7.875%
                   bonds, due 7/15/09 .......................         33,468,750

Cable Television - 3.1%
     3,000,000  Comcast UK Cable Partners, Ltd.
                   zero coupon, debentures, due 11/15/07 ....          2,842,500
     5,000,000  Diamond Cable Communications PLC
                   zero coupon, senior discount notes
                   due 12/15/05 .............................          4,700,000
    11,000,000  Jones Intercable, Inc., 7.625%
                   senior notes, due 4/15/08 ................         10,601,250
                Lenfest Communications, Inc.:
     4,500,000     10.50%, senior subordinated notes
                   due 6/15/06 ..............................          4,950,000
    12,000,000     7.625%, senior notes, due 2/15/08 ........         11,460,000

                                                                      34,553,750

Casino Hotels - 1.4%
$    4,000,000  Santa Fe Hotel, Inc., 11.00%
                   first mortgage notes, due 12/15/00 .......   $      3,840,000
     5,000,000  Station Casinos, Inc., 10.125%
                   senior subordinated notes, due 3/15/06 ...          5,100,000
     7,000,000  Venetian Casino Resort L.L.C., 12.25%
                   company guaranteed notes, due 11/15/04 ...          6,825,000

                                                                      15,765,000

Casino Services - 0.8%
     8,000,000  Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04 ........          8,720,000
Cellular Telecommunications - 1.4%
     3,000,000  Nuevo Grupo Iusacell S.A. de C.V., 14.25%
                   senior notes, due 12/1/06+ ...............          3,135,000
    10,000,000  VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09+ ..............         10,150,000
     4,444,000  Winstar Communications, Inc., 14.75%
                   senior discount notes, due 4/15/10+ ......          1,988,690

                                                                      15,273,690

See Notes to Schedules of Investments.

                                          Janus Income Funds / April 30, 2000  3

Janus | Flexible Income Fund

SCHEDULE OF INVESTMENTS  (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Banks - 1.0%
$    7,000,000  City National Bank, 6.375%
                   subordinated notes, due 1/15/08 ..........   $      6,090,000
     5,000,000  Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....          4,968,750

                                                                      11,058,750

Commercial Services - 1.2%
    13,000,000  Cendant Corp., 7.75%
                   notes, due 12/1/03 .......................         12,756,250

Computer Services - 2.2%
     2,500,000  Cooperative Computing, Inc., 9.00%
                   senior subordinated notes, due 2/1/08 ....            550,000
    16,000,000  Electronic Data Systems Corp., 7.125%
                   notes, due 10/15/09 ......................         15,780,000
         8,000  Equinix, Inc., 13.00%
                   units, due 12/1/07+ ......................          8,320,000

                                                                      24,650,000

Computers - Micro - 0.8%
    10,000,000  IBM Corp., 7.00%
                   debentures, due 10/30/25 .................          9,337,500

Containers - Paper and Plastic - 0.3%
     3,000,000  Stone Container Corp., 10.75%
                   first mortgage notes, due 10/1/02 ........          3,015,000

Cosmetics and Toiletries - 3.0%
    35,000,000  Procter & Gamble Co., 6.875%
                   unsubordinated notes, due 9/15/09 ........         33,818,750

Cruise Lines - 0.4%
     5,000,000  Royal Caribbean Cruises, Ltd., 7.00%
                   senior notes, due 10/15/07 ...............          4,418,750

Diversified Financial Services - 2.1%
                General Electric Capital Corp.:
     8,000,000     7.00%, notes, due 2/3/03 .................          7,920,000
     6,000,000     7.25%, notes, due 5/3/04 .................          5,962,500
    10,000,000  IBM Credit Corp., 7.00%
                   notes, due 1/28/02 .......................          9,937,500

                                                                      23,820,000

Diversified Operations - 0.5%
     5,000,000  Pac-West Telecomm, Inc., 13.50%
                   senior notes, due 2/1/09 .................          5,137,500

Electric - Generation - 0.3%
     3,648,589  Caithness Coso Funding Corp., 6.80%
                   secured notes, due 12/15/01 ..............          3,561,935

Electric - Integrated - 0.9%
     9,000,000  El Paso Electric Co., 9.40%
                   first mortgage bonds, due 5/1/11 .........          9,573,750

Fiber Optics - 0.4%
     4,000,000  Williams Communications Group, Inc.
                   10.875%, senior notes, due 10/1/09 .......          4,020,000

Finance - Auto Loans - 2.2%
                Ford Motor Credit Co.:
    10,000,000     7.25%, notes, due 1/15/03 ................          9,912,500
    15,000,000     7.375%, notes, due 10/28/09 ..............         14,531,250

                                                                      24,443,750

Finance - Other Services - 1.3%
$    5,000,000  Arkwright CSN Trust, 9.625%
                   notes, due 8/15/26+ ......................   $      5,068,750
     6,000,000  First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....          5,842,500
     3,500,000  Ono Finance PLC, 13.00%
                   company guaranteed notes, due 5/1/09+ ....          3,570,000

                                                                      14,481,250

Food - Retail - 7.7%
    25,000,000  Fred Meyer, Inc., 7.15%
                   company guaranteed notes, due 3/1/03 .....         24,187,500
    20,000,000  Kroger Co., 8.05%
                   company guaranteed notes, due 2/1/10 .....         19,350,000
    10,000,000  Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....          9,300,000
                Safeway, Inc.:
    15,000,000     5.875%, notes, due 11/15/01 ..............         14,587,500
     7,500,000     7.50%, notes, due 9/15/09 ................          7,200,000
    11,000,000  Stater Brothers Holdings, Inc., 10.75%
                   senior notes, due 8/15/06 ................         10,917,500

                                                                      85,542,500

Internet Software - 2.0%
     4,270,000  Digital Island, Inc., 6.00%
                   convertible subordinated notes
                   due 2/15/05 ..............................          2,652,738
     4,750,000  Exodus Communications, Inc., 11.25%
                   senior notes, due 7/1/08 .................          4,809,375
    15,714,000  PSINet, Inc., 11.00%
                   senior notes, due 8/1/09 .................         13,828,320

                                                                      21,290,433

Leisure, Recreation and Gaming - 0.7%
     8,500,000  Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....          7,522,500

Life and Health Insurance - 1.0%
    11,000,000  Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................         10,601,250

Medical - Hospitals - 0.4%
     5,000,000  Columbia/HCA Healthcare Corp., 8.36%
                   debentures, due 4/15/24 ..................          4,525,000

Medical Products - 0.6%
     7,500,000  Dade International, Inc. - Series B, 11.125%
                   senior subordinated notes, due 5/1/06 ....          6,900,000

Multimedia - 3.0%
    10,000,000  News America, Inc., 6.625%
                   senior notes, due 1/9/08 .................          8,950,000
                Time Warner, Inc.:
    15,250,000     8.18%, notes, due 8/15/07 ................         15,402,500
    10,000,000     6.95%, company guaranteed notes
                   due 1/15/28 ..............................          8,675,000

                                                                      33,027,500

Networking Products - 0.8%
     7,000,000  Candescent Technologies Corp., 7.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+ ..................          5,600,000
     3,000,000  Concentric Network Corp., 12.75%
                   senior notes, due 12/15/07 ...............          3,210,000

                                                                       8,810,000

See Notes to Schedules of Investments.

4  Janus Income Funds / April 30, 2000

SCHEDULE OF INVESTMENTS  (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Oil Companies - Integrated - 0.7%
$    8,500,000  Chevron Corp., 6.625%
                   notes, due 10/1/04 .......................   $      8,245,000

Optical Supplies - 0.7%
     8,000,000  Bausch & Lomb, Inc., 6.75%
                   notes, due 12/15/04 ......................          7,630,000

Paint and Related Products - 0.9%
    10,500,000  Sherwin-Williams Co., 6.85%
                   notes, due 2/1/07 ........................         10,066,875

Physical Therapy and Rehabilitation Centers - 0.8%
                HEALTHSOUTH Corp.:
     7,000,000     9.50%, senior subordinated notes
                   due 4/1/01 ...............................          6,903,750
     2,500,000     7.00%, senior notes, due 6/15/08 .........          2,043,750

                                                                       8,947,500

Pipelines - 0.4%
     5,000,000  Enron Corp., 7.375%
                   bonds, due 5/15/19 .......................          4,581,250

Recreational Centers - 0.8%
     9,500,000  Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..          8,692,500

Retail - Discount - 2.6%
    30,000,000  Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................         28,912,500

Retail - Leisure Products - 0.8%
     9,000,000  Selmer Company, Inc., 11.00%
                   senior subordinated notes, due 5/15/05 ...          9,315,000

Retail - Restaurants - 0.6%
     4,500,000  Perkins Family Restaurants L.P., 10.125%
                   senior notes, due 12/15/07 ...............          4,342,500
     3,000,000  Romacorp, Inc., 12.00%
                   company guaranteed notes, due 7/1/06 .....          2,400,000

                                                                       6,742,500

Savings/Loan/Thrifts - 3.5%
                Dime Bancorp, Inc.:
    12,000,000     6.375%, senior notes, due 1/30/01 ........         11,880,000
    10,000,000     7.00%, senior notes, due 7/25/01 .........          9,875,000
                Golden State Holdings, Inc.:
     5,000,000     7.00%, senior notes, due 8/1/03 ..........          4,581,250
    10,000,000     7.125%, senior notes, due 8/1/05 .........          8,775,000
     4,000,000  People's Bank, 7.20%
                   subordinated notes, due 12/1/06 ..........          3,875,000

                                                                      38,986,250

Telecommunication Services - 12.5%
$    3,000,000  Adelphia Business Solutions, Inc., 12.00%
                   senior subordinated notes, due 11/1/07 ...   $      3,022,500
     7,000,000  CapRock Communications Corp., 11.50%
                   senior notes, due 5/1/09 .................          6,545,000
                Cox Communications, Inc.:
    20,000,000     6.375%, notes, due 6/15/00 ...............         19,975,000
     7,500,000     7.875%, notes, due 8/15/09 ...............          7,246,875
    11,000,000  Galaxy Telecom L.P., 12.375%
                   senior subordinated notes, due 10/1/05 ...         10,450,000
    15,000,000  Global Crossing Holdings, Ltd., 9.50%
                   senior notes, due 11/15/09+ ..............         14,625,000
    20,000,000  Level 3 Communications, Inc., 11.00%
                   senior notes, due 3/15/08+ ...............         19,350,000
                NTL, Inc.:
     9,045,000     12.75%, senior notes, due 4/15/05 ........          9,293,738
     4,000,000     zero coupon, senior notes, due 2/1/06 ....          3,680,000
    10,500,000  Pegasus Media Communications, 12.50%
                   senior subordinated notes, due 7/1/05 ....         11,156,250
    20,000,000  Qwest Communications International, Inc.
                   7.50%, senior notes, due 11/1/08 .........         19,150,000
    16,000,000  Worldwide Fiber, Inc., 12.00%
                   senior notes, due 8/1/09 .................         14,800,000

                                                                     139,294,363

Telephone - Integrated - 1.7%
     7,000,000  GTE Northwest, Inc., 5.55%
                   debentures, due 10/15/08 .................          6,011,250
     8,000,000  NEXTLINK Communications, Inc., 12.50%
                   senior notes, due 4/15/06 ................          8,360,000
     4,000,000  Versatel Telecom B.V., 13.25%
                   senior notes, due 5/15/08** ..............          4,060,000

                                                                      18,431,250

Telephone - Long Distance - 0.5%
     5,500,000  Viatel, Inc., 11.50%
                   senior notes, due 3/15/09 ................          4,730,000

Television - 1.5%
    15,000,000  Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................         14,925,000
     2,085,000  Pegasus Communications Corp., 12.50%
                   senior notes, due 8/1/07 .................          2,168,400

                                                                      17,093,400

Textile - Products - 0.7%
     7,500,000  Collins & Aikman Floorcovering, Inc.
                   10.00%, senior subordinated notes
                   due 1/15/07 ..............................          7,303,125

Transportation - Services - 0.2%
     2,000,000  Atlantic Express Transportation Corp.
                   10.75%, company guaranteed notes
                   due 2/1/04 ...............................          1,800,000

Wire and Cable Products - 0.4%
     5,000,000  Anixter International, Inc., 8.00%
                   company guaranteed notes, due 9/15/03 ....          4,912,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $853,586,387) ...................        819,184,446
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Income Funds / April 30, 2000  5

Janus | Flexible Income Fund

SCHEDULE OF INVESTMENTS  (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Foreign Bonds - 1.0%
Internet Software - 0.2%
EUR  3,000,000  Exodus Communications, Inc., 10.75%
                   senior notes, due 12/15/09** .............   $      2,706,415

Telecommunication Services - 0.8%
GBP  2,000,000  Jazztel PLC, 13.25%
                   senior notes, due 12/15/09+ ..............          1,822,502
EUR  7,750,000  Level 3 Communications, Inc.
                   10.75%, senior notes, due 3/15/08**,+ ....          6,779,707

                                                                       8,602,209
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $12,747,391) ......................         11,308,624
--------------------------------------------------------------------------------
Preferred Stock - 1.8%
Networking Products - 1.0%
        11,352  Concentric Network Corp.
                   - Series B, 13.50% .......................         11,579,040

Savings/Loan/Thrifts - 0.8%
       350,000  Chevy Chase Savings Bank, 13.00% ............          8,793,750
--------------------------------------------------------------------------------
Total Preferred Stock (cost $20,133,743) ....................         20,372,790
--------------------------------------------------------------------------------
Warrants - 0.2%
Finance - Other Services - 0.1%
         5,000  Ono Finance PLC - expires 5/31/09*,+ ........            700,000

Retail - Diversified - 0%
         3,100  SpinCycle, Inc. - expires 5/1/05* ...........                  0

Telecommunication Services - 0.1%
         2,700  Versatel Telecom B.V. - expires 5/15/08*,** .          1,404,000
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................          2,104,000
--------------------------------------------------------------------------------
U.S. Government Obligations - 13.2%
                U.S. Treasury Notes:
$   25,000,000     6.25%, due 8/31/00 .......................         25,000,000
   119,250,000     6.50%, due 2/15/10 .......................        121,581,338
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $148,228,238) .......        146,581,338
--------------------------------------------------------------------------------
Repurchase Agreement - 6.4%
    70,700,000  ABN AMRO Securities, Inc., 5.90% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $70,734,761
                   collateralized by $32,596,289 in Fannie
                   Mae, 6.00%- 7.1562%, 12/25/08-2/25/30;
                   $7,132,269 in Federal Home Loan Bank
                   System, 6.74%, 7/6/09; $27,454,097 in
                   Freddie Mac, 6.00%-7.7775%,
                   12/15/07-12/15/28; $16,397,086 in Ginnie
                   Mae, 6.40%- 7.50%, 4/20/22-2/16/30; with
                   respective values of $27,205,360,
                   $6,898,582, $23,756,607 and $14,253,451
                   (cost $70,700,000) .......................         70,700,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.0%
                Federal Home Loan Bank System
    32,700,000     5.60%, 5/1/00
                   (amortized cost $32,700,000) .............         32,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,138,095,759) - 99.5% .......      1,102,951,198
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%          5,959,446
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $  1,108,910,644
--------------------------------------------------------------------------------

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 6/9/00                         250,000    $      227,975   $         13,775
Euro 9/22/00                     12,000,000        11,020,800            559,320
--------------------------------------------------------------------------------
Total                                          $   11,248,775   $        573,095

See Notes to Schedules of Investments.

6  Janus Income Funds / April 30, 2000

                                                         Janus | High-Yield Fund

                                                               [PHOTO]
                                                               Sandy Rufenacht
                                                               portfolio manager

For the six months ended April 30, 2000, Janus High-Yield Fund posted a 6.20% return, beating its benchmark, the Lehman Brothers High-Yield Bond Index, which returned 0.08%.(1) These results earned the Fund a top-decile ranking for the 12-month period ended April 30, 2000, placing it 32nd out of 347 high current yield funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The threat of higher interest rates and a choppy stock market combined to take their toll on the high-yield market. Renewed inflation fears set the stage for this challenging environment as overheated economic growth, record-low unemployment levels, inflated stock values and surging energy prices pointed to further rate hikes. At the same time, the Treasury Department's announced buyback in January of longer-term government debt caused wider-than-usual spreads, or differences in yields, between Treasuries and corporate bonds, pushing Treasury prices up while corporates headed lower.

Another issue facing the high-yield market was the question of oversupply. Prior to the year 2000 transition, corporations flooded the market with new supply in a rush to meet their financing needs before year-end. Liquidity, too, was a consideration as investors sold their bond inventory to raise cash. Taken together, oversupply and shrinking demand hurt the performance of high-yield bonds.

Against this backdrop, we took steps to insulate the Fund by raising our cash position along with our weighting in yield-to-call bonds. These holdings trade close to their call price, generating generous coupon payments until they are retired. Diamond Cable Communications, for example, fit the profile, not only boosting the Fund's income but maintaining its value as well. We also profited from favorable investments in convertible bonds, realizing added capital performance from issues such as telecom provider Level 3 Communications and Exodus Communications, the leading player in Web-hosting services.

Our standouts for the period, however, were two positions that had previously been underperformers. Venetian Casino and Hard Rock Hotel, two premier Las Vegas destinations, serve to demonstrate the persistence of our research. Venetian ran into problems when delays in its grand opening generated negative reports. The misperceptions, most notably a supposed lack of traffic, continued even after the complex had worked out its kinks. We knew otherwise and flew out to Las Vegas, armed with counting devices and video cameras. Our findings clearly dispelled the negative sentiment and have since been confirmed by Wall Street analysts.

The story behind Hard Rock Hotel is similar and no less compelling. The bonds had traded lower after a recent hotel expansion temporarily hurt casino traffic and gaming revenues. Yet even after the hotel doubled in size, significantly upgrading its amenities, the bonds continued to languish - again on erroneous reports that traffic was down. Our research revealed that the hotel was in fact overbooked by 60%, a key data point that has since led to its impressive performance.

                                                        (continued on next page)

Fund Profile                                   April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                            5.4 Yrs.           6.0 Yrs.
Average Modified Duration*                           3.9 Yrs.           4.2 Yrs.
30-Day Average Yield**                                  9.04%              9.76%
30-Day Average Yield
   Without Reimbursement**                              9.01%              9.74%
Average Rating                                              B                 B-
--------------------------------------------------------------------------------

*    A theoretical measure of price volatility.
**   Yields will fluctuate.

(1)  Both returns include reinvested dividends.

(2) A high current yield fund is defined by Lipper, Inc. as "a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues." The ranking is based upon total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                          Janus Income Funds / April 30, 2000  7

Unfortunately, we had our share of disappointments, namely Cumulus Media, which owns nearly 300 radio stations in the Midwest. Cumulus declined after a trade publication reported on speculation of accounting irregularities at the company. A meeting with Cumulus management revealed that the company's cash flow was secure, with sufficient collateral in the form of radio station assets to retire our holdings if necessary. We're confident the company's business remains strong, so much so, that we used the pullback as an opportunity to bolster our position.

Cable provider Galaxy also disappointed, falling victim to rising interest rates. Fundamentally, Galaxy benefits from stable cash flows and the growing demand for single-platform premium services, such as digital cable, telephony and high-speed Internet access. This bodes well for the company, and therefore we have maintained our position.

Going forward, we are increasingly encouraged by developments that indicate a softening of supply. That said, all eyes will remain fixed on the economy and the Federal Reserve. It appears as though the Fed is determined to slow both the economy and the stock market. Should the central bank succeed, it could very well signal more uncertainty for the high-yield market. Meanwhile, many high-yield credits are trading at attractive valuations and yielding in excess of 12%. Should stock market volatility continue, or even intensify, investors may view high-yield bonds with newfound interest. In any case, we'll continue to employ our rigorous company-by-company research, digging for the overlooked and unrecognized that often allows us to capitalize on the market's inefficiencies.

In closing, I'd like to thank you for your continued investment in Janus High-Yield Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2000. The upper and lower right quadrants reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($15,574) as compared to the Lehman Brothers High-Yield Bond Index ($12,811).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 2.39%
Since 12/29/95*, 10.75%

Janus High-Yield Fund - $15,574

Lehman Brothers
High-Yield Bond Index - $12,811

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Investing in high-yield/high-risk securities may entail greater risk.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 79.3%
Agricultural Operations - 1.1%
$    3,000,000  Hines Horticulture, Inc., 11.75%
                   senior subordinated notes, due 10/15/05 ..   $      2,947,500

Building - Residential and Commercial - 0.5%
     1,500,000  MDC Holdings, Inc., 8.375%
                   senior notes, due 2/1/08 .................          1,286,250

Cable Television - 10.2%
     4,000,000  Classic Cable, Inc., 10.50%
                   senior subordinated notes, due 3/1/10+ ...          3,940,000
     3,000,000  Diamond Cable Communications PLC
                   zero coupon, senior discount notes
                   due 12/15/05 .............................          2,820,000
     3,000,000  FrontierVision Holdings L.P., 11.00%
                   senior subordinated notes, due 10/15/06 ..          3,060,000
     2,000,000  Fundy Cable, Ltd., 11.00%
                   senior notes, due 11/15/05 ...............          2,130,000

Cable Television - (continued)
                Telewest Communications PLC:
$    3,000,000     zero coupon, debentures, due 10/1/07 .....   $      2,820,000
     5,250,000     9.875%, senior notes, due 2/1/10+ ........          5,145,000
                United Pan-Europe Communications N.V.:
     5,000,000     11.25%, senior notes, due 2/1/10+ ........          4,650,000
     3,000,000     11.50%, senior notes, due 2/1/10+ ........          2,760,000

                                                                      27,325,000

Casino Hotels - 6.1%
     3,000,000  Majestic Star Casino L.L.C., 10.875%
                   company guaranteed notes, due 7/1/06 .....          2,790,000
     5,000,000  Santa Fe Hotel, Inc., 11.00%
                   first mortgage notes, due 12/15/00 .......          4,800,000
     3,000,000  Station Casinos, Inc., 10.125%,
                   senior subordinated notes, due 3/15/06 ...          3,060,000
     6,000,000  Venetian Casino Resort L.L.C., 12.25%
                   company guaranteed notes, due 11/15/04 ...          5,850,000

                                                                      16,500,000

See Notes to Schedules of Investments.

8  Janus Income Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Casino Services - 2.4%
$    6,000,000  Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04 ........   $      6,540,000

Cellular Telecommunication - 1.3%
     3,500,000  Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 ...............          3,342,500

Computer Services  - 2.1%
     2,000,000  Cooperative Computing, Inc., 9.00%
                   senior subordinated notes, due 2/1/08 ....            440,000
     5,000,000  Splitrock Services, Inc., 11.75%
                   company guaranteed notes, due 7/15/08 ....          5,300,000

                                                                       5,740,000

Containers - Paper and Plastic - 3.7%
     4,000,000  SF Holdings Group, Inc., zero coupon
                   senior discount notes, due 3/15/08 .......          2,130,000
                Stone Container Corp.:
     3,000,000     10.75%, first mortgage notes, due 10/1/02           3,015,000
     2,750,000     11.50%, senior notes, due 10/1/04 ........          2,846,250
     2,000,000  Sweetheart Cup Companies, Inc., 9.625%
                   senior notes, due 9/1/00 .................          1,990,000

                                                                       9,981,250

Distribution and Wholesale - 1.5%
     4,000,000  Herff Jones, Inc., 11.00%
                   senior subordinated notes, due 8/15/05 ...          4,160,000

Diversified Operations - 1.5%
     4,000,000  Pac-West Telecomm, Inc., 13.50%
                   senior notes, due 2/1/09 .................          4,110,000

Fiber Optics - 2.9%
     6,000,000  Metromedia Fiber Network, Inc., 10.00%
                   senior notes, due 12/15/09 ...............          5,715,000
     2,000,000  NorthEast Optic Network, Inc., 12.75%
                   senior notes, due 8/15/08 ................          1,940,000

                                                                       7,655,000

Food - Retail - 1.2%
     3,250,000  Stater Brothers Holdings, Inc., 10.75%
                   senior notes, due 8/15/06 ................          3,225,625

Gambling - Non-Hotel Casinos - 1.7%
     1,500,000  Horseshoe Gaming Holding Corp., 8.625%
                   company guaranteed notes, due 5/15/09 ....          1,406,250
     3,000,000  Louisiana Casino Cruises, Inc., 11.00%
                   notes, due 12/1/05 .......................          3,030,000

                                                                       4,436,250

Hotels and Motels - 0.9%
     2,500,000  Host Marriott Travel Plazas, Inc., 9.50%
                   senior notes, due 5/15/05 ................          2,581,250

Internet Software - 5.9%
     3,000,000  Exodus Communications, Inc., 11.25%
                   senior notes, due 7/1/08 .................          3,037,500
     6,250,000  Globix Corp., 12.50%
                   senior notes, due 2/1/10+ ................          5,500,000
                PSINet, Inc.:
     1,500,000     11.50%, senior notes, due 11/1/08 ........          1,335,000
     2,000,000     11.00%, senior notes, due 8/1/09 .........          1,760,000
     4,000,000  Verio, Inc., 13.50%
                   senior notes, due 6/15/04 ................          4,210,000

                                                                      15,842,500

Leisure, Recreation and Gaming - 3.4%
$   10,250,000  Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....   $      9,071,250

Manufacturing  - 0.9%
     3,000,000  Packaged Ice, Inc., 9.75%
                   company guaranteed notes, due 2/1/05 .....          2,430,000

Music/Clubs - 1.5%
     4,000,000  SFX Entertainment, Inc., 9.125%
                   company guaranteed notes, due 2/1/08 .....          4,000,000

Oil Companies - Exploration and Production - 1.1%
     3,000,000  Forest Oil Corp., 10.50%
                   company guaranteed notes, due 1/15/06 ....          3,045,000

Quarrying - 0.7%
     2,000,000  Oglebay Norton Co., 10.00%
                   senior subordinated notes, due 2/1/09 ....          1,840,000

Radio - 2.8%
     3,500,000  Cumulus Media, Inc., 10.375%
                   company guaranteed notes, due 7/1/08 .....          3,176,250
     4,000,000  Radio One, Inc., 7.00%
                   company guaranteed notes, due 5/15/04 ....          4,240,000

                                                                       7,416,250

Telecommunication Services - 13.5%
     3,000,000  Alaska Communications Systems, Inc.
                   9.375%, company guaranteed notes
                   due 5/15/09 ..............................          2,745,000
     1,500,000  CapRock Communications Corp., 11.50%
                   senior notes, due 5/1/09 .................          1,402,500
     4,000,000  Galaxy Telecom L.P., 12.375%
                   senior subordinated notes, due 10/1/05 ...          3,800,000
     2,000,000  ITC DeltaCom, Inc., 11.00%
                   senior notes, due 6/1/07 .................          2,000,000
                Level 3 Communications, Inc.:
     9,000,000     11.00%, senior notes, due 3/15/08+ .......          8,707,500
    13,000,000     zero coupon, senior discount notes
                   due 3/15/10+ .............................          6,727,500
     6,000,000  NTL, Inc., zero coupon
                   senior notes, due 2/1/06 .................          5,520,000
     2,000,000  RCN Corp., 10.00%
                   senior notes, due 10/15/07 ...............          1,795,000
     4,000,000  Worldwide Fiber, Inc., 12.00%
                   senior notes, due 8/1/09 .................          3,700,000

                                                                      36,397,500

Telephone - Integrated - 3.5%
     4,000,000  NEXTLINK Communications, Inc., 12.50%
                   senior notes, due 4/15/06 ................          4,180,000
                Versatel Telecom B.V.:
     3,250,000     13.25%, senior notes, due 5/15/08 ........          3,298,750
     2,000,000     11.875%, senior notes, due 7/15/09 .......          1,960,000

                                                                       9,438,750

Telephone - Long Distance - 0.8%
     2,000,000  Qwest Communications International, Inc.
                   10.875%, senior notes, due 4/1/07 ........          2,137,500

Television - 2.5%
     2,000,000  Pegasus Communications Corp., 12.50%
                   senior notes, due 8/1/07 .................          2,080,000
     4,250,000  Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07 ...          4,590,000

                                                                       6,670,000

See Notes to Schedules of Investments.

                                          Janus Income Funds / April 30, 2000  9

Janus | High-Yield Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Textile - Products - 1.3%
$    3,500,000  Collins & Aikman Floorcovering, Inc.
                   10.00%, senior subordinated notes
                   due 1/15/07 ..............................   $      3,408,125

Theaters - 0.4%
     1,750,000  AMC Entertainment, Inc., 9.50%
                   senior subordinated notes, due 2/1/11 ....            953,750

Transportation Services - 1.0%
     3,000,000  Atlantic Express Transportation Corp.
                   10.75%, company guaranteed notes
                   due 2/1/04 ...............................          2,700,000

Wire and Cable Products - 1.2%
     3,000,000  International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05 ....          3,105,000

Wireless Equipment - 1.7%
     4,750,000  Nextel Partners, Inc., 11.00%
                   senior notes, due 3/15/10+ ...............          4,655,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $221,365,916) ...................        212,941,250
--------------------------------------------------------------------------------
Foreign Bond - 0.9%
EUR  2,750,000  Versatel Telecom International N.V., 11.25%
                   senior notes, due 3/30/10+
                   (cost $2,642,167) ........................          2,468,351
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Radio - 0.5%
         1,262  Cumulus Media, Inc. - Series A, 13.75%
                   (cost $1,349,524) ........................          1,239,915
--------------------------------------------------------------------------------
Repurchase Agreement - 9.2%
$   24,600,000  ABN AMRO Securities, Inc., 5.90% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $24,612,095
                   collateralized by $11,341,849 in Fannie
                   Mae, 6.00%- 7.1562%, 12/25/08-2/25/30;
                   $2,481,666 in Federal Home Loan Bank
                   System, 6.74%, 7/6/09; $9,552,628 in
                   Freddie Mac, 6.00%-7.7775%,
                   12/15/07-12/15/28; $5,705,351 in Ginnie
                   Mae, 6.40%-7.50%, 4/20/22-2/16/30; with
                   respective values of $9,466,080,
                   $2,400,355, $8,266,090 and $4,959,475
                   (cost $24,600,000) .......................         24,600,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 7.4%
                Penzoil Corp.
    10,000,000     6.30%, 5/17/00 ...........................          9,972,000
                Union Pacific Corp.
    10,000,000     6.45%, 5/2/00 ............................          9,998,208
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $19,970,208)         19,970,208
--------------------------------------------------------------------------------
Total Investments (total cost $269,927,815) - 97.3% .........        261,219,724
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.7%          7,306,612
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................      $ 268,526,336
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

10  Janus Income Funds / April 30, 2000

                                                 Janus | Federal Tax-Exempt Fund

                                                               [PHOTO]
                                                               Darrell Watters
                                                               portfolio manager

Janus Federal Tax-Exempt Fund returned 2.16% for the six-month period ended April 30, 2000. This compares with a 2.63% return for its benchmark, the Lehman Brothers Municipal Bond Index.(1)

Uncertainty in the bond market, particularly the scope of the Treasury Department's announced buyback in January of longer-term government debt, has had a negative impact on the performance of tax-exempt securities. With long bonds already in short supply, news of the program increased investor demand, driving up prices dramatically. However, as yields dipped below shorter issues, inverting the yield curve, longer issues still in circulation became even more valuable. While we believe the extent of the buyback will be less than reports indicate, there's simply no compelling reason to bet against the government.

By the same token, the broader landscape also had bond investors concerned. A robust economy kept the Federal Reserve on inflation watch, and renewed fears, heightened by rising energy prices, tight labor markets and the "wealth effect" of elevated stock prices, prompted Fed Chairman Alan Greenspan to raise short-term interest rates in November, February and March. An improving picture overseas and the resulting boost to global economic growth could set the stage for yet another rate hike when the Federal Reserve meets in May.

Turning to the Fund, we took steps to upgrade its overall credit quality in response to increases in market risk. Traditionally, we've focused on higher-rated, investment-grade issues with an average duration approaching that of the Fund's index, but we were willing to explore the lower rungs of that ladder. In light of recent economic developments, we've gone back to emphasizing higher-quality, more liquid issues in which safety of principal is a primary consideration. At the same time, we've maintained a smaller position in financially sound, nonrated bonds, which offer opportunities for higher yields and are typically less sensitive to rising interest rates. For these securities, we tend to stay close to home, concentrating on Colorado double-tax-exempt bonds and other credits in the Rocky Mountain region. By doing so, we can tap into the area's strong economy and still maintain regular onsite contact, a compelling benefit when evaluating municipal development projects.

One bond in particular that worked well for us was Sand Creek Metropolitan District. Close to Denver International Airport, this local improvement district, consisting of hotels, low-rise office buildings and warehouses, is growing beyond all expectations. On top of that, the district is positioned to begin paying down debt nearly a year and a half earlier than originally planned. Land values, as well, are way ahead of projections, in the realm of 20%. As with any local, nonrated issue, we deal only with the most reputable local brokerages with long histories of successful tax-exempt offerings. Beyond that, we stay in close touch with project managers, committee planners and builders, in addition to patronizing the project's businesses in order to get a sense of the consumer experience.

                                                        (continued on next page)

Portfolio Asset Mix                            April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Corporate Bonds                                           --                1.6%
Essential Service Revenue Bonds                         71.1%              78.4%
General Obligation Bonds                                25.0%              20.0%
--------------------------------------------------------------------------------

Fund Profile                                   April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                            18.9 Yrs.         13.9 Yrs.
Average Modified Duration*                           10.5 Yrs.          7.9 Yrs.
30-Day Average Yield**                                  5.32%              5.48%
30-Day Average Yield
   Without Reimbursement**                              4.56%              5.22%
Average Rating                                            AA2                AA2
--------------------------------------------------------------------------------

*    A theoretical measure of price volatility.
**   Yields will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

                                         Janus Income Funds / April 30, 2000  11

Regular contact, however, may not overcome short-term weakness in a particular group. Such was the case with Boulder County Hospital Revenue Development, one of our healthcare and hospital credits. Although its Longmont United Hospital project is an excellent facility in a fast-growing tri-county area, the hospital's administrators are taking on additional debt in order to help cover fixed costs. We question this move as hospitals have little or no pricing power, which limits their ability to increase fees. For now, we have maintained the position, but with a watchful eye.

Going forward, I believe we still have a way to go with respect to the interest rate environment. Rates are still low and therefore continue to accommodate economic growth. Even when you consider the housing market, which can account for nearly 20% of gross domestic product, I see no reason why mortgages just north of 8% would slow the economy. Add other major purchases into the mix, cars for example, and the case gets even stronger. Given that, I'm convinced rates will rise, and, as a result, I'm approaching the near term with caution. The Fund has built up a sizable cash position that, offered the right conditions, we would prefer to put to work. But until we get a better sense of the rate picture, I believe it would be in our shareholders' best interests to hold back in anticipation of better opportunities ahead.

In closing, I'd like to thank you for your continued investment in Janus Federal Tax-Exempt Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($13,465) as compared to the Lehman Brothers Municipal Bond Index ($14,526).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, (3.56%)
Five Year, 5.01%
Since 5/3/93*, 4.35%

Janus Federal Tax-Exempt Fund - $13,465

Lehman Brothers
Municipal Bond
Index - $14,526

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Municipal Securities - 96.1%
Arizona - 1.1%
$    1,000,000  Winslow Industrial Development Authority
                   Hospital Revenue, (Winslow Memorial
                   Hospital Project), 5.50%, 6/1/22 .........   $        768,750
California - 1.5%
     1,000,000  California Educational Facilities Authority
                   Revenue, (Stanford University), Series P
                   5.25%, 12/1/13 ...........................          1,003,750
       100,000  California Statewide Communities
                   Development Authority Certificates
                   of Participation, Variable Rate
                   5.95%, 4/1/28 ............................            100,000

                                                                       1,103,750

Colorado - 39.8%
$    3,000,000  Adams County Pollution Control Revenue
                   (Public Service of Colorado Project)
                   Series A, (MBIA Insured), 5.625%, 4/1/08 .   $      3,033,750
       875,000  Bachelor Gulch Metropolitan District
                   6.80%, 12/1/06 ...........................            891,406
       510,000  Black Hawk, 5.70%, 12/1/12 ..................            511,912
                Black Hawk Device Tax Revenue:
        30,000     6.00%, 12/1/03 ...........................             29,962
        25,000     6.10%, 12/1/07 ...........................             24,813
        50,000     6.00%, 12/1/09 ...........................             49,000
       500,000     6.00%, 12/1/11 ...........................            500,625
       650,000     5.50%, 12/1/12 ...........................            576,062
     1,250,000     5.625%, 12/1/21 ..........................          1,012,500
     1,000,000  Boulder County Hospital Revenue
                   (Longmont United Hospital Project)
                   5.60%, 12/1/17 ...........................            863,750
     1,000,000  Castle Rock Golf Enterprise Revenue
                   6.50%, 12/1/16 ...........................            968,751

See Notes to Schedules of Investments.

12  Janus Income Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Colorado - (continued)
                Central Platte Valley Metropolitan District
                   (ACA Insured):
$    1,000,000     5.15%, 12/1/13 ...........................   $        928,750
       500,000     5.30%, 12/1/18 ...........................            450,000
                Colorado Housing Finance Authority
                   (Single Family Program):
     1,000,000     Series C-2, 7.10%, 5/1/15 ................          1,032,500
       930,000     Series B-3, 6.80%, 11/1/28** .............            981,150
     1,000,000     Series B-3, 6.50%, 10/1/29 ...............          1,032,500
     1,000,000  Deer Creek Metropolitan District
                   7.15%, 12/1/12 ...........................          1,000,000
     1,000,000  Denver Health and Hospital Authority
                Healthcare Revenue
                   Series A, 5.375%, 12/1/18 ................            815,000
                Denver West Metropolitan District:
       265,000     6.15%, 12/1/13 ...........................            265,994
       750,000     6.50%, 6/1/16 ............................            759,375
       615,000     6.20%, 6/1/17 ............................            607,312
     2,000,000  E-470 Public Highway Authority Revenue
                   (MBIA Insured), Series A, 4.375%, 9/1/23 .          1,670,000
     1,260,000  Eaglebend Affordable Housing Corp.
                   Multifamily Revenue, (Housing Project)
                   Series B, 7.40%, 7/1/21 ..................          1,217,475
     1,000,000  Erie Water Enterprise Revenue, Series B
                   6.00%, 12/1/17 ...........................          1,066,250
        20,000  Grand Lake Sales Tax Revenue, 5.50%
                   10/15/08 .................................             18,225
        25,000  Gunnison Valley Hospital Revenue, 5.20%
                   7/1/08 ...................................             22,438
                Hyland Hills Metropolitan Parks and
                   Recreation District Special Revenue
                   Series A:
       850,000     5.00%, 12/15/06 ..........................            839,375
       500,000     6.75%, 12/15/15 ..........................            511,875
     1,000,000  Mountain Village Metropolitan District, San
                   Miguel County, 8.10%, 12/1/11 ............          1,076,094
     1,835,000  Parker Jordan Metropolitan District
                   Series B, 6.10%, 12/1/17 .................          1,656,087
        65,000  Plains Metropolitan District, 5.85%, 12/1/05              65,670
                Sand Creek Metropolitan District:
     1,000,000     7.125%, 12/1/16 ..........................            973,750
     1,000,000     6.625%, 12/1/17 ..........................            921,250
        10,000  South Suburban Parks and Recreation
                   District Golf Course and Ice Arena
                   Facilities, 5.30%, 11/1/01 ...............             10,000
       100,000  Telluride Excise Tax Revenue, 5.75%
                   12/1/12 ..................................            100,500
                Telluride Housing Authority Housing
                   Revenue, (Shandoka Apartments Project):
       100,000     7.50%, 6/1/12 ............................            103,000
     1,500,000     7.50%, 6/1/23 ............................          1,548,750
                Upper Cherry Creek Metropolitan District:
       500,000     6.20%, 12/1/05 ...........................            501,875
       400,000     6.75%, 12/1/11 ...........................            417,000

                                                                      29,054,726

Georgia - 2.1%
     1,400,000  Georgia Municipal Electric Authority Power
                   Revenue, (MBIA Insured), Series Y
                   6.50%, 1/1/17 ............................          1,526,000

Illinois - 6.3%
$    1,500,000  Cook County, Series B, (MBIA Insured)
                   5.375%, 11/15/18 .........................   $      1,423,125
     1,000,000  Metropolitan Pier and Exposition Authority
                   Hospitality Facilities Revenue
                   (McCormick Place Convention Center
                   Project), 7.00%, 7/1/26 ..................          1,132,500
     2,000,000  Regional Transportation Authority
                   (FGIC Insured), 6.00%, 6/1/23 ............          2,037,500

                                                                       4,593,125

Maine - 3.2%
     2,500,000  Maine Turnpike Authority Turnpike Revenue
                   (FGIC Insured), 5.50%, 7/1/30 ............          2,337,500

Massachusetts - 1.1%
     1,000,000  Massachusetts Turnpike Authority
                   Metropolitan Highway System Revenue
                   Series A, (AMBAC Insured), 5.00%, 1/1/39 .            835,000

Minnesota - 2.9%
       440,000  Maplewood Multifamily Revenue, (Hazel
                   Ridge Project), Series B, 7.50%, 12/15/32             402,050
     2,000,000  Northern Municipal Power Agency Electric
                   System Revenue, Series B, (AMBAC
                   Insured), 4.75%, 1/1/20 ..................          1,705,000

                                                                       2,107,050

Mississippi - 1.0%
       740,000  Harrison County School District State Aid
                   Capital Improvement, (FSA Insured)
                   6.25%, 8/1/02 ............................            762,200

Missouri - 4.7%
                Missouri Health and Educational
                   Facilities Authority:
       400,000     Health Facilities Revenue
                   (Cox Health System), Variable Rate
                   5.80%, 6/1/15 ............................            400,000
     3,000,000     Educational Facilities Revenue
                   (Washington University), Series C
                   Variable Rate, 5.80%, 3/1/40 .............          3,000,000

                                                                       3,400,000

Montana - 1.4%
     1,000,000  Montana State Board of Investment Workers
                   Compensation Program, (MBIA Insured)
                   6.875%, 6/1/20 ...........................          1,039,101

New Jersey - 6.7%
                New Jersey State Turnpike Authority
                   Turnpike Revenue:
     1,000,000     Series C, (FSA Insured), 6.50%, 1/1/16 ...          1,103,750
     2,000,000     Series A, 5.50%, 1/1/25 ..................          1,912,500
     2,000,000     Series A, (MBIA Insured), 5.50%, 1/1/30 ..          1,900,000

                                                                       4,916,250

New Mexico - 4.7%
     1,500,000  New Mexico Finance Authority Revenue
                   (Federal Highway Grant Anticipation)
                   Series A, (AMBAC Insured), 4.25%, 9/1/06 .          1,400,625
     2,000,000  University of New Mexico University
                   Revenue, Series A, 6.00%, 6/1/21 .........          2,052,500

                                                                       3,453,125

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 2000  13

Janus | Federal Tax-Exempt Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
New York - 4.5%
                New York Dormitory Authority Revenue:
$    1,000,000     (State University Educational Facilities)
                   Series A, 5.50%, 5/15/19 .................   $        955,000
     1,000,000     (City University System), (MBIA Insured)
                   5.50%, 7/1/24 ............................            945,000
       100,000  New York Energy Research and Development
                   Authority Pollution Control Revenue
                   (New York Electric), Series D, Variable
                   Rate, 5.95%, 10/1/29 .....................            100,000
     1,345,000  St. Lawrence County Industrial Development
                   Civic Facilities Revenue, (St. Lawrence
                   University Project), Series A, (MBIA
                   Insured), 5.375%, 7/1/18 .................          1,272,706

                                                                       3,272,706

North Carolina - 1.2%
     1,000,000  North Carolina, (Public School Building)
                   4.60%, 4/1/14 ............................            891,250

North Dakota - 1.9%
     1,500,000  Grand Forks Senior Housing Revenue
                   (4000 Valley Square Project), 6.375%
                   12/1/34 ..................................          1,351,875

Ohio - 1.7%
     1,250,000  Toledo-Lucas County Port Authority Port
                   Revenue, (Cargill Income Project)
                   5.90%, 12/1/15 ...........................          1,250,000

Oklahoma - 2.1%
       500,000  McGee Creek Authority Water Revenue
                   (MBIA Insured), 6.00%, 1/1/23 ............            510,625
     1,000,000  Tulsa Industrial Authority Revenue
                   (University of Tulsa), Series A, (MBIA
                   Insured), 6.00%, 10/1/16 .................          1,047,500

                                                                       1,558,125

Oregon - 0.8%
       600,000  Port of Portland Oregon Pollution Control
                   Revenue, (Reynolds Metals Project)
                   Variable Rate, 6.00%, 12/1/09 ............            600,000


Pennsylvania - 0.7%
$      500,000  Lehigh County General Purpose Authority
                   Revenue, (Lehigh Valley Health), Series B
                   Variable Rate, 5.95%, 7/1/29 .............   $        500,000

Puerto Rico - 1.3%
     1,000,000  Puerto Rico Commonwealth, (MBIA Insured)
                   5.375%, 7/1/25 ...........................            941,250

Texas - 2.8%
       300,000  Lone Star Airport Improvement Authority
                   Series B-5, Variable Rate, 6.00%, 12/1/14             300,000
       700,000  North Central Health Facilities Development
                   Corp. Revenue, (Presbyterian Medical
                   Center), Series C, Variable Rate, 6.00%
                   12/1/15 ..................................            700,000
     1,000,000  Orange County Naval and Port District
                   Industrial Development Corp. Revenue
                   (North Star Steel Texas Project)
                   6.375%, 2/1/17 ...........................          1,017,500

                                                                       2,017,500

Wisconsin - 1.3%
     1,000,000  Wisconsin, Series D
                   4.25%, 5/1/05 ............................            950,000

Wyoming - 1.3%
     1,000,000  Sweetwater County Pollution Control
                   Revenue, (Idaho Power Co.), Series A
                   6.05%, 7/15/26 ...........................            983,750
--------------------------------------------------------------------------------
Total Investments (total cost $73,420,623) - 96.1% ..........         70,213,033
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.9%          2,867,682
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $     73,080,715
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
  75 Contracts  U.S. Treasury - 20-year bond
                   expires June 2000, principal amount
                   $7,264,381, value $7,242,187 cumulative
                   appreciation .............................   $         22,194
--------------------------------------------------------------------------------

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance Corp.
MBIA - Municipal Bond Insurance Association Corp.

See Notes to Schedules of Investments.

14  Janus Income Funds / April 30, 2000

                                                    Janus | Short-Term Bond Fund

                                                               [PHOTO]
                                                               Sandy Rufenacht
                                                               portfolio manager

For the six months ended April 30, 2000, Janus Short-Term Bond Fund gained 2.17%, while its benchmark, the Lehman Brothers 1-3 Year Government/Corporate Bond Index, returned 1.79%.(1)

Short-term bond markets were on edge for much of the period as the Federal Reserve Board responded to inflation concerns with three interest rate hikes of 25 basis points. In turn, an "inverted" yield curve, brought on by the Treasury Department's announced buyback in January of longer-term government debt, pushed long yields below that of shorter issues. As prices on shorter issues fell, short-term Treasuries and corporate bonds both experienced substantial pressure.

Amid this uncertainty, the Fund performed well. This can be attributed to our flexible investment approach, which enabled us to stay on top of changing market conditions. To cushion the impact of rising interest rates, we kept the Fund's average maturity close to that of its index. We remained focused on the highest-quality issuers with sound business models and solid domestic cash flows. These included such blue chip names as General Electric, IBM and Ford.

As in the past, the Fund's performance benefited from select holdings in high-yield corporate securities. The wider spreads, or differences in yields, afforded by these bonds provide insulation against rising interest rates, while their higher coupons boost total income. However, we take a lower-risk approach to high-yield bonds, primarily weighting our holdings in yield-to-call bonds. Because the market believes that these bonds will soon be retired or, in some cases, acquired, they trade close to their call price. Although they offer little potential for price appreciation, they generally maintain their value while paying a generous coupon during down markets.

One example, and a new addition for us, is cable operator NTL. This New York-based company is well on its way to becoming the largest cable provider in the United Kingdom, winning customers by packaging value-added services, such as telephony and high-speed Internet access. Implied yields on our holdings are high compared to what the company can now command, leading us to believe they will soon be redeemed. Another solid performer in the cable arena was Lenfest Communications, the ninth largest cable system operator in the U.S. Lenfest gained ground following the announced acquisition of the company by Comcast, the nation's number three cable system.

Even though we were pleased with our overall performance, some of our holdings fell short of expectations. One in particular, diversified insurance and consumer finance company Conseco, lost ground when it was forced to write down the value of its asset portfolio as a result of an eroding capital base. That, combined with its decision to sell its recently acquired Conseco Finance business, caused us to lose confidence in the fundamental soundness of the company. Consequently, we liquidated our position at a loss.

(continued on next page)

Portfolio Asset Mix                            April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Investment-Grade
   Corporate Bonds                                      81.8%              84.2%
High-Yield/High-Risk
   Corporate Bonds                                      10.0%              13.2%
U.S. Treasury Notes                                      6.2%                --
Cash & Cash Equivalents                                  2.0%               2.6%
--------------------------------------------------------------------------------

Fund Profile                                   April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                            2.1 Yrs.           2.4 Yrs.
Average Modified Duration*                           1.9 Yrs.           2.1 Yrs.
30-Day Average Yield**                                  6.54%              6.32%
30-Day Average Yield
   Without Reimbursement**                              6.05%              6.08%
Average Rating                                              A                 A-
--------------------------------------------------------------------------------

*    A theoretical measure of price volatility.
**   Yields will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

                                         Janus Income Funds / April 30, 2000  15

Looking ahead, we anticipate further interest rate increases and market volatility as the Fed continues its assault on inflation. Against this backdrop, we will maintain a conservative approach, focusing on safeguarding the underlying value of the Fund's assets while investing in higher-yielding securities to meet current income needs. Until interest rates stabilize, we foresee keeping the Fund's duration in line with its benchmark, pursuing selected opportunities when our research identifies pricing inefficiencies.

In closing, I'd like to thank you for your continued investment in Janus Short-Term Bond Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($14,535) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($14,955).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 3.32%
Five Year, 5.90%
ince 9/1/92*, 5.00%

Janus Short-Term Bond Fund - $14,535

Lehman Brothers 1-3 Year
Government/Corporate
Bond Index - $14,955

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Notes - 91.8%
Automotive - Truck Parts and Equipment - 1.2%
$    1,500,000  TRW, Inc., 6.50%
                   senior notes, due 6/1/02 .................   $      1,447,500

Cable Television - 2.2%
       675,000  FrontierVision Holdings L.P., 11.00%
                   senior subordinated notes, due 10/15/06 ..            688,500
     1,850,000  Lenfest Communications, Inc., 10.50%
                   senior subordinated notes, due 6/15/06 ...          2,035,000

                                                                       2,723,500

Chemicals - Specialty - 0.4%
       500,000  NL Industries, Inc., 11.75%
                   senior notes, due 10/15/03 ...............            512,500

Computers - Micro - 3.2%
     4,000,000  IBM Corp., 6.375%
                   notes, due 6/15/00 .......................          4,000,000

Containers - Paper and Plastic - 1.2%
       490,000  Container Corp. of America, 11.25%
                   senior notes, due 5/1/04 .................            494,900
     1,000,000  Stone Container Corp., 10.75%
                   first mortgage notes, due 10/1/02 ........          1,005,000

                                                                       1,499,900

Cosmetics and Toiletries - 0.6%
       700,000  Colgate-Palmolive Co., 6.58%
                   notes, due 11/5/02 .......................            686,000

Distribution and Wholesale - 0.3%
$      350,000  Herff Jones, Inc., 11.00%
                   senior subordinated notes, due 8/15/05 ...   $        364,000

Diversified Financial Services - 12.6%
     3,750,000  Associates Corp. N.A., 5.85%
                   senior notes, due 1/15/01 ................          3,717,187
                General Electric Capital Corp.:
     6,000,000     7.00%, notes, due 3/1/02 .................          5,962,500
     2,100,000     7.25%, notes, due 5/3/04 .................          2,086,875
                IBM Credit Corp.:
     1,400,000     6.64%, notes, due 10/29/01 1,387,750
     2,500,000     7.00%, notes, due 1/28/02 ................          2,484,375

                                                                      15,638,687

Electric - Integrated - 4.2%
     1,800,000  PECO Energy Co., 5.625%
                   first mortgage notes, due 11/1/01 ........          1,750,500
     3,500,000  Southern California Edison Co., 5.875%
                   notes, due 1/15/01 .......................          3,469,375

                                                                       5,219,875

Finance - Auto Loans - 8.3%
                Ford Motor Credit Co.:
     3,750,000     6.25%, notes, due 11/8/00 ................          3,736,012
     2,000,000     5.75%, notes, due 1/25/01 ................          1,980,000
     2,000,000     5.125%, notes, due 10/15/01 ..............          1,937,500
       700,000     7.25%, notes, due 1/15/03 ................            693,875
     2,000,000  General Motors Acceptance Corp., 6.375%
                   notes, due 12/1/01 .......................          1,970,000

                                                                      10,317,387

See Notes to Schedules of Investments.

16  Janus Income Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Finance - Credit Card - 1.2%
$    1,500,000  American Express Credit Corp., 6.125%
                   senior notes, due 11/15/01 ...............   $      1,473,750

Finance - Investment Bankers/Brokers - 3.0%
     3,750,000  Merrill Lynch & Company, Inc., 6.00%
                   notes, due 3/1/01 ........................          3,717,188

Finance - Other Services - 2.4%
     1,000,000  Mellon Financial Co., 6.30%
                   senior notes, due 6/1/00 .................            999,630
     2,000,000  Racers-Kellogg, 5.75%
                   bonds, due 2/2/01+ .......................          1,982,500

                                                                       2,982,130

Food - Flour and Grain - 1.9%
     2,500,000  Archer-Daniels Midland Co., 6.25%
                   notes, due 5/15/03 .......................          2,415,625

Food - Retail - 4.5%
     1,500,000  Fred Meyer, Inc., 7.15%
                   company guaranteed notes, due 3/1/03 .....          1,451,250
                Safeway, Inc.:
     2,000,000     5.75%, notes, due 11/15/00 ...............          1,985,000
     2,250,000     5.875%, notes, due 11/15/01 ..............          2,188,125

                                                                       5,624,375

Hotels and Motels - 2.2%
     1,500,000  Host Marriott Travel Plazas, Inc., 9.50%
                   senior notes, due 5/15/05 ................          1,548,750
     1,250,000  Hyatt Equities L.L.C., 6.80%
                   notes, due 5/15/00+ ......................          1,250,000

                                                                       2,798,750

Medical - Drugs - 4.1%
     2,500,000  SmithKline Beecham PLC, 6.75%
                   company guaranteed notes, due 10/30/01 ...          2,482,945
     2,735,000  Warner-Lambert Co., 5.75%
                   notes, due 1/15/03 .......................          2,629,018

                                                                       5,111,963

Money Center Banks - 4.8%
     3,000,000  Bank of America Corp., 6.65%
                   senior notes, due 5/1/01 .................          2,981,250
     3,000,000  Chase Manhattan Corp., 5.50%
                   notes, due 2/15/01 .......................          2,962,500

                                                                       5,943,750

Multimedia - 4.9%
     3,750,000  Time Warner, Inc., 6.10%
                   pass-thru certificates, due 12/30/01+ ....          3,665,625
     2,500,000  Walt Disney Co., 6.375%
                   senior notes, due 3/30/01 ................          2,478,125

                                                                       6,143,750

Pipelines - 2.0%
     2,500,000  Enron Corp., 6.45%
                   notes, due 11/15/01 ......................          2,459,375

Radio - 1.5%
     1,784,000  Radio One, Inc., 7.00%
                   company guaranteed notes, due 5/15/04 ....          1,891,040

Retail - Discount - 2.8%
     3,500,000  Wal-Mart Stores, Inc., 6.50%
                   notes, due 6/1/03 ........................          3,425,625

Retail - Leisure Products - 0.4%
       500,000  Selmer Company, Inc., 11.00%
                   senior subordinated notes, due 5/15/05 ...            517,500

Retail - Restaurants - 1.1%
$    1,400,000  McDonald's Corp., 6.00%
                   notes, due 6/23/02 .......................   $      1,361,500

Savings/Loan/Thrifts - 1.6%
     2,000,000  Dime Bancorp, Inc., 7.00%
                   senior notes, due 7/25/01 ................          1,975,000

Super-Regional Banks - 3.4%
     3,750,000  NationsBank Corp., 5.75%
                   senior notes, due 3/15/01 ................          3,707,813
       525,000  Wells Fargo & Co., 5.75%
                   notes, due 2/1/03 ........................            501,375

                                                                       4,209,188

Telecommunication Equipment - 2.8%
     3,500,000  Lucent Technologies, Inc., 6.90%
                   notes, due 7/15/01 .......................          3,486,875

Telecommunication Services - 3.5%
     2,000,000  Cox Communications, Inc., 6.375%
                   notes, due 6/15/00 .......................          1,997,500
     2,500,000  NTL, Inc., zero coupon
                   senior notes, due 2/1/06 .................          2,300,000

                                                                       4,297,500

Telephone - Integrated - 0.3%
       300,000  NEXTLINK Communications, Inc., 12.50%
                   senior notes, due 4/15/06 ................            313,500

Telephone - Local - 3.8%
     3,000,000  Southwestern Bell Communications
                   Capital Corp., 6.375%
                   notes, due 4/1/01 ........................          2,981,250
     1,850,000  US West Communications, Inc., 6.375%
                   notes, due 10/15/02 ......................          1,796,813

                                                                       4,778,063

Telephone - Long Distance - 3.6%
     4,000,000  MCI WorldCom, Inc., 6.125%
                   senior notes, due 8/15/01 ................          3,945,000
       500,000  Qwest Communications International, Inc.
                   10.875%, senior notes, due 4/1/07 ........            534,375

                                                                       4,479,375

Television - 1.3%
     1,500,000  Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07 ...          1,620,000

Wire and Cable Products - 0.5%
       650,000  International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05 ....            672,750
--------------------------------------------------------------------------------
Total Corporate Notes (cost $116,116,846) ...................        114,107,921
--------------------------------------------------------------------------------
U.S. Government Obligation - 6.2%
                U.S. Treasury Note
     8,000,000     5.875%, due 11/15/04 (cost $7,901,562) ...          7,785,600
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.7%
                Household Finance Corp.
     2,100,000     6.00%, 5/1/00
                   (amortized cost $2,100,000) ..............          2,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $126,118,408) - 99.7% .........        123,993,521
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%            352,288
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $    124,345,809
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 2000  17

Janus | Money Market Funds

[PHOTO]
Sharon Pichler
portfolio manager
Janus Money Market Fund
Janus Tax-Exempt
Money Market Fund

[PHOTO]
J. Eric Thorderson
portfolio manager
Janus Government
Money Market Fund

For the 12 months ended April 30, 2000, Janus Money Market Fund ranked 78th out of 356 funds in the U.S. Money Market category, as tracked by Lipper, Inc., a leading mutual fund rating company.(1) During the same period, Janus Government Money Market Fund ranked 26th out of 127 in the U.S. Government Money Market Category,(2) while Janus Tax-Exempt Money Market Fund ranked 23rd out of 138 in the U.S. Tax-Exempt Money Market category.(3)

In our last letter, we discussed the possibility that financial dislocations associated with the year 2000 transition, including a larger-than-usual temporary spike in interest rates and liquidity pressures, could lead to greater volatility in the money markets. In an attempt to cushion the Funds from any unusual market turbulence and, if necessary, to meet our shareholders' liquidity needs, we focused primarily on managing our very short-term positions for maximum yield through the end of 1999. Although this strategy prevented us from taking advantage of certain buying opportunities, we did not feel comfortable making longer-term commitments given the uncertainty. In hindsight, Y2K was a nonevent, and since then we have been able to concentrate on more traditional aspects of portfolio management.

The new year saw a resurgence of inflation fears, prompting the Federal Reserve to raise short-term interest rates by 25 basis points both in February and March, on top of a similar increase back in November. All indications, particularly a higher-than-expected consumer price index report in April, seem to point to further rate increases. Higher energy prices, tight labor markets, robust economic growth and the "wealth effect" created by higher stock prices will likely provide Fed Chairman Alan Greenspan with the ammunition he needs.

Typically, in an environment such as this, we might want to keep the Funds' average-weighted maturity somewhat short, which would give us the flexibility to benefit from rising rates. However, in our judgment, rates for one-year securities, the longest end of the spectrum, already reflect most of that risk.

With one eye on liquidity issues and the other on uncovering advantageous yield combinations, we increased the Funds' one-year holdings starting in February. Going under the assumption that "a bird in the hand is worth two in the bush," this allowed shareholders to realize these higher yields before the anticipated short-term rate increases actually took effect. At the same time, when and if rates do rise again, we should have sufficient cash equivalents available to prudently pursue additional yield. All in all, we believe this has proven to be a wise decision.

Going forward, both the financial and nonfinancial sectors of the economy appear stable despite record levels of consumer debt. Defaults are not currently a concern, and although we are always on the lookout for potential trouble spots, we do not see any at this time. Our best expectation is that the economy will continue to experience solid growth. And while recent stock market volatility may impact consumer spending and in turn moderate the Federal Reserve's aggressive stance on monetary policy, the worst-case scenario might be slower growth rather than negative growth. We do not, however, profess to have a crystal ball. For that reason, we constantly monitor the economic landscape, seeking to protect our ability - and our flexibility - to respond to changing market conditions on your behalf.

In closing, we'd like to thank you for your continued investment and confidence in Janus Money Market Funds.

(1) Lipper, Inc. defines a U.S. money market fund as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 2000, Janus Money Market Fund ranked 52/238 of U.S. money market funds for the 5-year period.

(2) Lipper, Inc. defines a U.S. government money market fund as one that invests in "high-quality financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 2000, Janus Government Money Market Fund ranked 24/97 of U.S. government money market funds for the 5-year period.

(3) Lipper, Inc. defines a tax-exempt money market fund as one that invests in "high-quality municipal obligations with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 2000, Janus Tax-Exempt Money Market Fund ranked 16/114 of tax-exempt money market funds for the 5-year period.

Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

An investment in the Fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance does not guarantee future results.

18  Janus Income Funds / April 30, 2000

                                                      Janus | Money Market Funds

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Short-Term Corporate Notes - 21.3%
$   30,324,000  Aon Corp.
                   6.10%, 5/18/00 ...........................   $     30,236,650

    55,817,000  Ariesone Metafolio Corp.
                   6.07%, 5/5/00+ ...........................         55,779,355
                Banco de la Provincia de Buenos Aires:
    20,000,000     6.10%, 7/12/00 ...........................         19,756,000
    30,000,000     6.15%, 8/11/00 ...........................         29,477,250
    20,000,000     6.29%, 9/11/00 ...........................         19,535,240
    20,000,000     6.335%, 11/9/00 ..........................         19,324,267
    68,750,000  Banco Rio de la Plata S.A.
                   6.302%, 10/10/00 .........................         66,800,319
                Block Financial Corp.:
    52,000,000     6.13%, 5/1/00 ............................         52,000,000
    40,000,000     6.11%, 5/11/00 ...........................         39,932,111
                Countrywide Home Loans:
   100,000,000     6.07%, 5/1/00 ............................        100,000,000
    81,435,000     6.04%-6.11%, 5/3/00 ......................         81,407,525
    33,500,000  Demir Funding Corp.
                   6.29%, 10/11/00 ..........................         32,545,929
                Eaton Corp.:
    50,000,000     6.12%, 6/5/00 ............................         49,702,500
    20,000,000     6.10%, 6/13/00 ...........................         19,854,278
    50,000,000  Fortis Funding L.L.C.
                   6.12%, 9/5/00 ............................         48,920,500
                Garanti Funding Corp.:
    99,000,000     6.18%-6.20%, 7/31/00 .....................         97,450,978
    28,000,000     6.18%, 8/1/00 ............................         27,557,787
                GTE Corp.:
    40,000,000     6.08%, 5/2/00 ............................         39,993,244
    50,000,000     6.09%, 5/22/00 ...........................         49,822,375
                Heller Financial, Inc.:
    50,000,000     6.10%, 5/2/00 ............................         49,991,528
    50,000,000     6.10%, 5/3/00 ............................         49,983,056
    25,000,000     6.15%, 5/10/00 ...........................         24,961,562
    21,245,000  Jefferson-Pilot Corp.
                   6.13%, 8/31/00 ...........................         20,803,659
    24,600,000  Konica Finance USA Corp.
                   6.13%, 5/24/00 ...........................         24,503,657
                Mitsubishi Motors Credit:
    20,000,000     6.15%, 5/1/00 ............................         20,000,000
   125,000,000     6.13%-6.14%, 5/4/00 ......................        124,957,245
    35,000,000     6.15%, 5/9/00 ............................         34,952,167
    45,000,000     6.12%-6.15%, 5/10/00 .....................         44,931,000
    60,000,000     6.10%-6.12%, 5/12/00 .....................         59,887,983
    68,092,000     6.16%, 5/15/00 ...........................         67,928,882
    35,000,000  Nstar
                   6.16%, 5/26/00 ...........................         34,850,278
                Omnicom Finance, Inc.:
    40,000,000     6.10%-6.12%, 5/3/00 ......................         39,986,422
    45,000,000     6.10%, 5/5/00 ............................         44,969,500
    45,000,000     6.10%-6.14%, 5/8/00 ......................         44,946,469
    22,000,000     6.10%, 5/9/00 ............................         21,970,178
    25,000,000     6.10%, 5/10/00 ...........................         24,961,875
    20,000,000     6.10%, 5/12/00 ...........................         19,962,722
    30,000,000     6.10%, 5/15/00 ...........................         29,928,833
    20,000,000     6.10%, 5/17/00 ...........................         19,945,778
    25,000,000     6.12%, 5/18/00 ...........................         24,927,750
    40,000,000     6.12%, 5/19/00 ...........................         39,877,800
    20,000,000     6.12%, 5/22/00 ...........................         19,928,600
    20,000,000     6.12%, 5/24/00 ...........................         19,921,800

Short-Term Corporate Notes - (continued)
$   26,000,000  Ryobi Finance Corp.
                   6.22%, 5/26/00 ...........................   $     25,887,694
    30,000,000  Target Corp.
                   6.10%, 5/1/00 ............................         30,000,000
                Textron Financial Corp.:
    50,000,000     6.08%, 5/1/00 ............................         50,000,000
    50,000,000     6.16%, 6/22/00 ...........................         49,555,111
    50,000,000     6.16%, 6/23/00 ...........................         49,546,556
    20,000,000  Tomen America, Inc.
                   6.18%, 5/1/00 ............................         20,000,000
                Unibanco Uniao de Bancos Brasileiros S.A.:
    40,000,000     6.425%, 4/11/01 ..........................         37,537,083
    25,000,000     6.42%, 4/12/01 ...........................         23,457,417
   100,000,000  Vodafone Airtouch PLC
                   6.09%, 5/1/00 ............................        100,000,000
    20,000,000  Yamaha Motor Finance
                   6.12%, 5/3/00 ............................         19,993,200
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $2,195,152,113) ...........................      2,195,152,113
--------------------------------------------------------------------------------
Short-Term Sovereign Note - 1.2%
   125,000,000  United Mexican States
                   6.30%, 9/19/00
                   (amortized cost $121,915,625) ............        121,915,625
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 6.9%
     9,800,000  Bannockburn Associates L.L.C.
                   6.23%, 4/1/27 ............................          9,800,000
    45,600,000  Bell County, Texas Health Facilities
                   Development Corp. Revenue, Series B1
                   6.16%, 8/15/29 ...........................         45,600,000
    14,980,000  Breckenridge Terrace L.L.C.
                   6.1825%, 5/1/39 ..........................         14,980,000
    23,000,000  Brosis Finance L.L.C.
                   6.16%, 9/1/19 ............................         23,000,000
                California Housing Finance Authority:
    13,535,000     6.23%, 8/1/05 ............................         13,535,000
    48,995,000     6.23%, 8/1/07 ............................         48,995,000
    22,699,000  Capital One Funding Corp.
                   6.20%, 12/2/19 ...........................         22,699,000
    20,000,000  Carolina Medi-Plan
                   6.16%, 6/1/22 ............................         20,000,000
    15,510,000  Crouse Health Hospital, Inc.
                   6.27%, 7/1/17 ............................         15,510,000
    24,525,000  Crozer-Keystone Health Systems
                   6.27%, 12/15/21 ..........................         24,525,000
                Eagle County, Colorado Housing Facility
                   Revenue, (BC Housing L.L.C. Project)
                   Series A:
     9,100,000     6.1825%, 6/1/27 ..........................          9,100,000
     8,000,000     6.2325%, 5/1/39 ..........................          8,000,000
    15,000,000  Eufaula, Alabama Industrial Development
                   Board, (Chia Tai Project)
                   6.31%, 6/1/13 ............................         15,000,000
    15,000,000  HHH Investment Co.
                   6.20%, 7/1/29 ............................         15,000,000
    18,150,000  Lenexa, Kansas Industrial Revenue
                   (Labone, Inc. Project), Series A
                   6.28%, 9/1/09 ............................         18,150,000
    59,000,000  Los Angeles, California Community
                   Redevelopment Agency, Series A
                   6.25%, 12/1/18 ...........................         59,000,000
    20,675,000  Louisiana Health Systems Corp. Revenue
                   Series B, 6.10%, 10/1/22 .................         20,675,000

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 2000  19

Janus | Money Market Funds

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Taxable Variable Rate Demand Notes - (continued)
$   34,805,000  Montgomery, Alabama BMC Special Care
                   Facilities Financing Authority, (Baptist
                   Medical Center), Series C
                   6.15%, 11/15/29 ..........................   $     34,805,000
    48,000,000  Mount Vernon Limited Partnership
                   Housing, Virginia
                   6.20%, 1/1/10 ............................         48,000,000
    20,000,000  New Grant L.L.C.
                   6.27%, 7/1/19 ............................         20,000,000
    10,000,000  Patrick Schaumburg Auto
                   6.275%, 7/1/08 ...........................         10,000,000
    37,000,000  Racetrac Capital L.L.C.
                   6.16%, 4/1/18 ............................         37,000,000
    25,000,000  Rehau, Inc.
                   6.37%, 10/1/19 ...........................         25,000,000
    16,800,000  St. Francis Place, Ltd., 6.25%, 12/1/08+ ....         16,800,000
    17,800,000  St. Joseph Health Systems of California
                   Series A, 6.22%, 7/1/11+ .................         17,800,000
    60,000,000  Sempra Energy Employee Stock Ownership
                   Plan, 6.26%, 11/1/14+ ....................         60,000,000
    37,500,000  Texas Veterans Housing Assistance, Series A
                   6.15%, 6/1/30 ............................         37,500,000
     5,005,000  Union City, Tennessee Industrial
                   Development Board, (Cobank
                   Limited L.L.C. Project), 6.15%, 1/1/25 ...          5,005,000
    19,995,000  Virginia Housing
                   6.23%, 1/1/09 ............................         19,995,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $715,474,000)         715,474,000
--------------------------------------------------------------------------------
Floating Rate Notes - 17.7%
    75,000,000  Albertson's, Inc.
                   6.11%, 7/14/00+ ..........................         74,988,740
                American Express Centurion:
    25,000,000     6.25%, 7/13/00 ...........................         25,000,000
    40,000,000     6.35%, 9/29/00 ...........................         40,003,147
                American Honda Finance Corp.:
    25,000,000     6.14125%, 6/19/00 ........................         24,998,364
    50,000,000     6.25%, 7/12/00 ...........................         49,997,050
    25,000,000     6.2712%, 1/16/01 .........................         24,996,494
    75,000,000  AT&T Corp.
                   6.24%, 7/13/00+ ..........................         74,989,212
                Bank One Corp.:
    25,000,000     6.32%, 10/5/00 ...........................         24,994,756
    50,000,000     6.18%, 1/3/01 ............................         50,000,000
    25,000,000     6.3825%, 3/23/01 .........................         25,029,774
    25,000,000     6.44%, 4/4/01 ............................         25,032,937
    50,000,000  Bank One N.A., Illinois
                   6.2025%, 4/19/01 .........................         49,962,669
    30,000,000  Bankers Trust Company, New York
                   6.20%, 5/15/00 ...........................         29,999,543
                Bear Stearns Companies, Inc.:
    30,900,000     6.9475%, 2/6/01 ..........................         31,084,213
    31,600,000     6.33%, 2/16/01 ...........................         31,631,621
    29,250,000     6.3325%, 3/2/01 ..........................         29,281,169
    50,000,000  Comerica Bank, Detroit
                   6.12%, 11/20/00 ..........................         49,983,638
                First Union National Bank:
    50,000,000     6.3375%, 9/27/00 .........................         50,000,000
    50,000,000     6.3725%, 10/30/00 ........................         50,000,000
    50,000,000     6.07%, 11/22/00 ..........................         50,000,000

Floating Rate Notes - (continued)
                Fleet National Bank:
$   27,000,000     6.065%, 8/10/00 ..........................   $     26,996,313
    25,000,000     6.28%, 8/14/00 ...........................         24,998,056
    20,000,000     6.3237%, 12/14/00 ........................         20,014,736
    50,000,000  Ford Motor Credit Corp.
                   6.24%, 8/18/00 ...........................         49,991,814
    48,000,000  Homeside Lending, Inc.
                   6.29%, 8/16/00 ...........................         47,992,380
    50,000,000  Landesbank Hessen-Thueringen
                   6.28%, 10/2/00 ...........................         49,985,871
    50,000,000  Morgan Stanley Dean Witter & Co.
                   6.1825%, 8/30/00 .........................         50,000,000
    25,000,000  National Bank of Canada, New York
                   6.03%, 11/22/00 ..........................         24,994,540
                National Bank of Commerce:
    50,000,000     6.18%, 7/18/00 ...........................         49,996,385
    50,000,000     6.21875%, 9/5/00 .........................         50,002,573
    50,000,000  National Rural Utilities
                   6.25%, 7/6/00 ............................         49,996,393
    45,000,000  Northern Rock PLC
                   6.13%, 4/20/01 ...........................         45,000,000
    25,000,000  Skandinaviska Enskilda Banken
                   6.15%, 1/19/01 ...........................         24,994,695
                Societe Generale, New York:
    50,000,000     6.11%, 11/9/00 ...........................         49,981,639
    50,000,000     6.1025%, 12/4/00 .........................         49,976,750
    25,000,000     6.08%, 12/18/00 ..........................         24,984,935
    75,000,000  SouthTrust Bank N.A.
                   6.2125%, 9/29/00 .........................         74,976,321
    50,000,000  Standard Chartered Bank, New York
                   6.11%, 11/20/00 ..........................         49,980,926
    50,000,000  Textron Financial Corp.
                   6.25%, 2/26/01 ...........................         50,000,000
    15,000,000  U.S. Bancorp
                   6.18%, 7/14/00 ...........................         14,999,940
    26,000,000  U.S. Bank N.A.
                   6.35%, 11/15/00 ..........................         26,019,363
                Volkswagen Credit, Inc.:
    50,000,000     6.1675%, 6/26/00+ ........................         49,993,950
    50,000,000     6.019%, 8/4/00 ...........................         49,987,795
    50,000,000  Westpac Banking Corp., New York
                   6.2387%, 9/22/00 .........................         49,992,131
--------------------------------------------------------------------------------
Total Floating Rate Notes (amortized cost $1,817,830,833) ...      1,817,830,833
--------------------------------------------------------------------------------
Loan Participations - 2.9%
   200,000,000  Bear Stearns Companies, Inc.
                   6.10%, 5/1/00 ............................        200,000,000
   100,000,000  GMAC Mortgage Corp.
                   6.2448%, 6/1/00 ..........................         99,479,597
--------------------------------------------------------------------------------
Total Loan Participations (amortized cost $299,479,597) .....        299,479,597
--------------------------------------------------------------------------------
Certificates of Deposit - 19.0%
    50,000,000  Bank of Montreal, Chicago
                   5.20%, 5/12/00 ...........................         49,998,494
                Bank of Nova Scotia:
    25,000,000     5.80%, 8/2/00 ............................         24,996,952
    25,000,000     6.695%, 2/12/01 ..........................         24,989,744
    25,000,000     6.76%, 2/22/01 ...........................         24,992,283
                Bank One N.A., Illinois:
    25,000,000     6.71%, 2/12/01 ...........................         24,990,679
    25,000,000     6.90%, 4/30/01 ...........................         24,996,458
                Banque Nationale de Paris:
    25,000,000     6.70%, 2/8/01 ............................         24,990,805
    25,000,000     6.88%, 4/30/01 ...........................         24,995,277

See Notes to Schedules of Investments.

20  Janus Income Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Certificates of Deposit - (continued)
$   50,000,000  Barclays Bank PLC, New York
                   5.90%, 10/2/00 ...........................   $     49,954,071
    25,000,000  Bayerische Landesbank, New York
                   5.93%, 10/2/00 ...........................         24,987,912
                Bayerische Vereinsbank, New York:
    25,000,000     6.71%, 2/13/01 ...........................         24,992,516
    25,000,000     6.95%, 5/2/01 ............................         25,000,000
    50,000,000  Canadian Imperial Bank of Commerce
                   6.19%, 6/23/00 ...........................         50,000,000
                Commerzbank A.G., New York:
    25,000,000     5.66%, 6/26/00 ...........................         24,998,530
    25,000,000     5.81%, 8/3/00 ............................         24,996,920
    50,000,000     6.745%, 2/22/01 ..........................         49,984,565
    25,000,000     6.82%, 3/28/01 ...........................         24,989,255
    31,000,000     6.83%, 4/27/01 ...........................         30,994,187
                Compagnie Financiere de CIC et de L'Union
                   Europeene:
    24,000,000     6.39%, 12/20/00 ..........................         23,998,542
    25,000,000     6.85%, 4/18/01 ...........................         24,993,145
                Deutsche Bank, New York:
    30,000,000     5.21%, 5/10/00 ...........................         29,999,715
    25,000,000     5.66%, 6/26/00 ...........................         24,998,530
    25,000,000     6.71%, 2/14/01 ...........................         24,992,488
    27,000,000     6.75%, 2/22/01 ...........................         26,989,583
    25,000,000  European American Bank
                   5.28%, 5/15/00 ...........................         24,999,677
    25,000,000  KBC Bank N.V., New York
                   6.75%, 2/20/01 ...........................         24,992,337
                Landesbank Hessen-Thueringen:
    25,000,000     5.92%, 9/29/00 ...........................         24,986,957
    25,000,000     6.935%, 5/2/01 ...........................         24,996,448
    25,000,000  LaSalle National Bank
                   6.70%, 2/1/01 ............................         24,991,032
                Merita Bank, Ltd., New York:
    25,000,000     6.70%, 2/2/01 ............................         24,991,000
    25,000,000     6.73%, 2/8/01 ............................         24,992,645
    25,000,000     6.815%, 3/28/01 ..........................         24,991,403
    25,000,000     6.81%, 4/17/01 ...........................         24,993,165
                Natexis Banque, New York:
    25,000,000     6.78%, 2/2/01 ............................         24,992,804
    25,000,000     6.84%, 3/28/01 ...........................         24,991,405
                National Bank of Canada, New York:
    25,000,000     5.40%, 5/22/00 ...........................         24,999,586
    25,000,000     5.56%, 6/5/00 ............................         24,999,080
    25,000,000     5.56%, 6/7/00 ............................         24,999,028
    28,000,000     5.61%, 6/12/00 ...........................         27,998,764
    25,000,000     5.80%, 7/28/00 ...........................         24,998,269
    25,000,000     6.75%, 2/9/01 ............................         24,992,620
                NordDeutsche LandesBank, New York:
    25,000,000     5.22%, 5/15/00 ...........................         24,999,539
    25,000,000     6.70%, 2/7/01 ............................         24,990,837
    25,000,000     6.95%, 5/2/01 ............................         25,000,000
    25,000,000  Paribas S.A., New York
                   6.73%, 2/7/01 ............................         24,992,671
                Regions Bank:
    25,000,000     6.09%, 10/10/00 ..........................         24,993,650
    25,000,000     6.70%, 2/2/01 ............................         24,991,000
                Skandinaviska Enskilda Banken:
    25,000,000     5.47%, 6/2/00 ............................         24,999,158
    25,000,000     5.77%, 8/2/00 ............................         24,997,561
    25,000,000     5.96%, 8/10/00 ...........................         24,997,356

Certificates of Deposit - (continued)
                Societe Generale, New York:
$   25,000,000     6.81%, 4/18/01 ...........................   $     24,993,142
    25,000,000     6.82%, 4/26/01 ...........................         24,995,324
    25,000,000  SouthTrust Bank N.A.
                   6.31%, 9/11/00 ...........................         25,000,000
                Standard Chartered Bank, New York:
    25,000,000     6.70%, 2/8/01 ............................         24,990,805
    25,000,000     6.83%, 4/27/01 ...........................         24,995,312
                Svenska Handelsbanken, New York:
    35,000,000     5.22%, 5/10/00 ...........................         34,999,585
    25,000,000     5.40%, 6/1/00 ............................         24,998,980
    25,000,000     6.71%, 2/7/01 ............................         24,990,838
    25,000,000     6.88%, 4/30/01 ...........................         24,995,277
                Swedbank, New York:
    25,000,000     6.72%, 2/7/01 ............................         24,992,670
    28,000,000     6.74%, 2/22/01 ...........................         27,991,356
                Toronto Dominion Bank, New York:
    25,000,000     6.30%, 12/20/00 ..........................         24,992,400
    19,000,000     6.69%, 2/5/01 ............................         18,990,654
                UBS A.G., Stamford:
    25,000,000     5.40%, 6/1/00 ............................         24,998,980
    25,000,000     5.66%, 6/26/00 ...........................         24,998,530
    25,000,000     5.76%, 7/5/00 ............................         24,998,296
    25,000,000     6.135%, 11/29/00 .........................         24,990,998
    25,000,000     6.85%, 3/28/01 ...........................         24,991,406
    25,000,000     6.82%, 4/27/01 ...........................         24,995,311
                Unibank A/S, New York:
    30,000,000     5.22%, 5/15/00 ...........................         29,999,446
    25,000,000     5.31%, 5/22/00 ...........................         24,999,240
    25,000,000     6.72%, 2/7/01 ............................         24,992,670
    28,000,000     6.92%, 3/30/01 ...........................         27,995,161
--------------------------------------------------------------------------------
Total Certificates of Deposit (amortized cost $1,954,575,024)      1,954,575,024
--------------------------------------------------------------------------------
Put Bonds - 6.3%
   125,000,000  Heller Financial, Inc. (seven day put)
                   6.2425%, 1/12/01 .........................        125,000,000
   525,000,000  Lehman Brothers, Inc. (same day put)
                   6.2625%, 1/14/01 .........................        525,000,000
--------------------------------------------------------------------------------
Total Put Bonds (cost $650,000,000) .........................        650,000,000
--------------------------------------------------------------------------------
Interest Bearing Notes - 0.1%
    13,700,000  General Motors Acceptance Corp.
                   6.65%, (medium-term notes), 5/24/00
                   (cost $13,711,107) .......................         13,711,107
--------------------------------------------------------------------------------
Time Deposit - 3.9%
   400,000,000  Regions Bank of Alabama
                   6.09375%, 5/1/00 (cost $400,000,000) .....        400,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 21.8%
   100,000,000  ABN  AMRO Securities, Inc., 6.10% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $100,050,833
                   collateralized by $77,395,000 in Aames
                   Mortgage Trust, 6.38%, 12/15/27;
                   $30,460,117 in NationsLink Funding
                   Corp., 6.48%, 4/10/07; $47,900,000 in
                   Residential Funding Mortgage Securities,
                   6.50%, 2/25/29; with respective values
                   of $37,003,473, $24,374,423 and
                   $40,622,105 ..............................        100,000,000

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 2000  21

Janus | Money Market Funds

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Repurchase Agreements - (continued)
$  400,000,000  BankAmerica Securities L.L.C., 6.16% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $400,205,333
                   collateralized by $4,885,000 in Advanta
                   Mortgage Loan Trust, 6.25%, 6/25/28;
                   $610,000 in Amresco Residential
                   Securities Mortgage Loan Trust, 6.385%,
                   7/25/28; $29,436,000 in Asset
                   Securitization Corp., 6.92%-7.59%,
                   7/11/25-2/14/26; $365,665,999 in Banc of
                   America Funding Corp., 6.75%, 11/20/32;
                   $13,931,504 in Bank of America Mortgage
                   Securities, Inc., 0%-7.00%,
                   7/25/14-5/1/29; with respective values
                   of $4,557,558, $184,794, $24,721,698,
                   $365,665,999 and $12,869,950 .............   $    400,000,000
   150,000,000  Barclays Capital, Inc., 6.16% dated 4/28/00,
                   maturing 5/1/00, to be repurchased at
                   $150,077,000 collateralized by
                   $5,500,000 in Advanta Equipment
                   Receivables, 7.405%, 2/15/07;
                   $14,115,000 in American Express Credit
                   Account Master Trust, 5.60%-7.20%,
                   11/15/06-9/15/07; $4,687,500 in Banc One
                   Auto Grantor Trust, 6.29%, 7/20/04;
                   $500,000 in BankBoston Marine Asset
                   Backed Trust, 6.82%, 4/15/13; $4,000,000
                   in Beneficial Mortgage Corp., 6.3025%,
                   5/28/37-9/28/37; $4,000,000 in Capital
                   One Master Trust, 6.32%, 10/15/03;
                   $1,405,000 in Case Equipment Loan Trust,
                   5.60%-5.83%, 7/15/03-2/15/05; $2,530,000
                   in Caterpillar Financial Asset Trust,
                   5.85%, 4/25/03; $1,400,000 in Chase
                   Credit Master Trust, 6.39%, 9/15/04;
                   $3,760,000 in Chase Manhattan Auto Owner
                   Trust, 5.80%-6.66%, 12/15/01- 1/15/07;
                   $10,000,000 in Chevy Chase Master Credit
                   Card Trust, 6.28%, 10/16/06; $11,004,000
                   in Citibank Credit Card Master Trust,
                   5.80%-6.65%, 9/16/02-5/15/08; $2,200,000
                   in Citibank Revocable Trust, 5.96%,
                   4/15/11; $10,000 in Contimortgage Home
                   Equity Loan Trust, 7.01%, 8/15/13;
                   $4,200,000 in Daimler-Benz Auto Grantor
                   Trust, 6.05%, 3/31/05; $19,250,000 in
                   Discover Card Master Trust,
                   6.26%-6.7025%, 4/16/07-9/18/07;
                   $3,033,000 in Fifth Third Auto Grantor
                   Trust, 6.45%, 3/15/02; $795,000 in First
                   Security Auto Owner Trust, 5.74%,
                   6/15/04; $23,100,000 in First USA Credit
                   Card Master Trust, 6.23%-6.30%, 4/15/03-
                   3/18/08; $2,825,000 in Fleetwood Credit
                   Corp. Grantor Trust, 6.40%, 5/15/13;
                   $35,000 in Ford Credit Auto Owner Trust,
                   5.80%, 6/15/02; $500,000 in Key Auto
                   Finance Trust, 6.25%, 10/15/03;
                   $25,755,403 in MBNA Master

Repurchase Agreements - (continued)
                   Credit Card Trust, 5.90%-6.34%,
                   11/15/02-8/15/11; $3,000,000 in Mellon
                   Bank Home Equity Loan Trust, 6.32%,
                   4/15/26; $1,500,000 in Metris Master
                   Trust, 6.48%, 6/21/04; $13,115,000 in
                   Newcourt Receivables Asset Trust,
                   6.193%-6.24%, 12/20/04-5/20/05; $450,000
                   in Premier Auto Trust, 5.07%, 7/8/02;
                   $1,000,000 in Providian Master Trust,
                   6.25%, 6/15/07; $2,250,000 in Saxon
                   Asset Securities Trust, 5.75%, 5/25/18;
                   $1,800,000 in Sears Credit Account
                   Master Trust, 5.65%-7.00%,
                   10/16/04-3/15/09; $10,750,000 in
                   Standard Credit Card Master Trust,
                   8.25%, 1/7/05; $350,000 in Toyota Auto
                   Lease Trust, 6.35%, 4/25/04; $4,142,000
                   in Union Acceptance Corp., 5.965%-
                   6.51%, 11/8/02-1/7/03; $4,255,000 in
                   World Omni Automobile Lease
                   Securitization Trust, 6.53%, 12/15/04;
                   with respective values of $5,500,000,
                   $13,654,990, $1,547,834, $482,880,
                   $1,103,581, $3,998,800, $1,379,151,
                   $2,507,331, $1,403,962, $3,026,186,
                   $9,982,270, $10,861,128, $2,133,010,
                   $1,586, $810,513, $19,348,676, $143,020,
                   $767,022, $23,074,411, $1,171,242,
                   $34,688, $492,736, $25,698,085,
                   $202,199, $1,503,522, $537,569,
                   $443,484, $976,170, $2,181,309,
                   $1,577,430, $11,072,704, $349,258,
                   $778,255 and $4,255,000 ..................   $    150,000,000
$  150,000,000  Bear Stearns Companies, Inc., 6.1425% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $150,076,781
                   collateralized by $29,744,874 in Fannie
                   Mae, 7.36%-8.83%, 11/25/22-4/25/30;
                   $16,600,000 in Fannie Mae Conventional
                   Mortgage Loan Pool, 7.71%-8.00%,
                   2/1/10-4/1/30; $167,069,765 in Freddie
                   Mac, 0%-8.00%, 5/15/07-7/15/29;
                   $6,445,000 in Ginnie Mae, 5.26%- 7.50%,
                   12/20/26-7/16/29; with respective values
                   of $19,678,634, $16,757,977,
                   $117,361,889 and $5,535,275 ..............        150,000,000
   150,000,000  Chase Manhattan Corp., 6.05% dated 4/28/00,
                   maturing 5/1/00, to be repurchased at
                   $150,075,625 collateralized by
                   $49,655,000 in ED & F Man Treasury
                   Management, 6.10%- 6.15%,
                   5/25/00-6/23/00; $20,000,000 in Fortis
                   Funding L.L.C., 5.79%, 5/30/00;
                   $20,000,000 in Formosa Plastic Corp.,
                   6.15%, 5/22/00; $46,830,000 in SBC
                   Communications, 6.15%, 8/10/00;
                   $10,000,000 in Tampa Electric Co.,
                   6.03%, 5/8/00; $19,330,000 in
                   TransAmerica Finance, 6.12%, 6/22/00;
                   with respective values of $49,298,249,
                   $19,919,789, $13,146,341, $46,004,154,
                   $9,983,347 and $19,151,034 ...............        150,000,000

See Notes to Schedules of Investments.

22  Janus Income Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Repurchase Agreements - (continued)

$  150,000,000  CS First Boston, Inc., 6.11% dated 4/28/00,
                   maturing 5/1/00, to be repurchased at
                   $150,076,375 collateralized by
                   $97,383,231 in Fannie Mae,
                   2.7363%-13.90%, 12/25/00- 4/25/30;
                   $72,315,668 in Freddie Mac, 4.19%-9.50%,
                   11/15/23-3/15/30; $388,997,444 in Ginnie
                   Mae, 0%-11.10%, 1/16/26-1/16/30; with
                   respective values of $67,692,257,
                   $45,656,759 and $58,216,797 ..............   $    150,000,000
   594,000,000  Deutsche Bank Securities, Inc., 6.11% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $594,302,445
                   collateralized by $821,096,191 in Fannie
                   Mae, 0%-9.50%, 5/17/00- 5/15/29;
                   $10,241,278 in Federal Farm Credit,
                   5.75%-6.72%, 10/10/00- 10/11/07;
                   $94,223,883 in Federal Home Loan Bank
                   System, 0%-7.715%, 5/12/00-11/18/13;
                   $594,258,402 in Freddie Mac, 0%-12.693%,
                   5/4/00- 9/15/29; $177,134,427 in Ginnie
                   Mae, 1.1825%-9.00%, 1/15/09-4/15/30;
                   $855,160 in Sallie Mae, 0%-6.55%,
                   7/20/00-12/2/13; $4,423,241 in Tennessee
                   Valley Authority, 5.00%, 12/18/03;
                   $180,580,509 in Vendee Mortgage Trust,
                   0.4691%-6.75%, 6/15/23; with respective
                   values of $233,197,382, $10,189,229,
                   $92,078,597, $151,810,011, $97,289,696,
                   $839,702, $4,199,849 and $16,275,902 .....        594,000,000
   200,000,000  Deutsche Bank Securities, Inc., 6.16% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $200,102,667
                   collateralized by $10,000,000 in Capital
                   Auto Receivables Asset Trust, 6.96%,
                   11/17/03; $9,000,000 in Citicorp
                   Mortgage Securities, Inc., 5.75%,
                   6/25/09; $489,681,763 in Commercial
                   Mortgage Acceptance Corp., 0.7177%-
                   0.8971%, 11/15/17-11/15/18; $17,602,000
                   in CS First Boston Mortgage Securities
                   Corp., 5.96%, 12/15/07; $190,920,000 in
                   Deutsche Mortgage and Asset Receiving
                   Corp., 1.1109%, 2/15/23; $15,375,000 in
                   GE Capital Mortgage Services, Inc.,
                   6.265%, 4/25/29; $113,797,672 in Global
                   Franchise Trust, 1.7867%, 6/10/18;
                   $624,221,001 in GMAC Commercial Mortgage
                   Securities, Inc., 0.6258%- 41.09218%,
                   8/15/23-9/15/23; $11,610,000 in LB
                   Commercial Conduit Mortgage Trust,
                   6.41%, 8/15/07; $10,000,000 in MBNA
                   Master Credit Card Trust, 6.24%,
                   8/15/06; $386,160,000 in Merrill Lynch
                   Mortgage Investors, Inc., 1.3387%,
                   12/26/25; $290,000,000 in Morgan Stanley
                   Capital, 0.832%, 12/15/12; $13,810,000
                   in Mortgage Capital Funding, Inc.,
                   6.325%,

Repurchase Agreements - (continued)
                   10/18/07; $42,500,000 in Provident Bank
                   Home Equity Loan Trust, 6.385%, 1/25/28;
                   $10,000,000 in Sears Credit Account
                   Master Trust, 6.20%, 7/16/07;
                   $26,450,000 in SLM Student Loan Trust,
                   6.2637%, 10/25/05; with respective
                   values of $9,999,800, $10,889,393,
                   $20,576,999, $15,191,681, $9,677,730,
                   $14,331,191, $8,762,421, $21,255,436,
                   $10,691,293, $9,994,700, $19,333,481,
                   $12,349,247, $11,633,859, $8,802,111,
                   $9,782,620 and $10,728,036 ...............   $    200,000,000
$  200,000,000  Merrill Lynch and Companies, Inc., 6.11%
                   dated 4/28/00, maturing 5/1/00, to be
                   repurchased at $200,101,833
                   collateralized by $19,750,000 in Alltel
                   Corp., 0%, 6/16/00; $16,100,000 in
                   Eminent Funding, 0%, 7/5/00; $17,773,000
                   in Fairway Finance, 0%, 5/26/00;
                   $16,358,000 in Forrestal Fund Master
                   Trust, 0%, 11/1/00; $20,000,000 in
                   Franklin Resources, 0%, 6/16/00;
                   $19,000,000 in Grand Funding Corp., 0%,
                   6/5/00; $20,000,000 in Progress Capital
                   Holdings, 0%, 5/24/00; $19,254,000 in
                   Quincy Capital Corp., 0%, 6/5/00;
                   $19,036,000 in Teachers Insurance, 0%,
                   5/25/00; $3,270,000 in Thames Asset Co.,
                   0%, 7/6/00; $18,621,000 in Toyota
                   Credit, 0%, 6/13/00; $20,000,000 in
                   Vulcan Materials Co., 0%, 5/23/00; with
                   respective values of $19,270,761,
                   $15,709,329, $17,341,733, $15,838,108,
                   $19,514,694, $18,538,960, $19,514,694,
                   $18,786,796, $18,574,086, $3,231,898,
                   $18,169,156 and $19,514,694 ..............        200,000,000
   150,000,000  Morgan Stanley Dean Witter & Co., 6.04% dated
                   4/28/00, maturing 5/1/00, to be
                   repuchased at $150,075,500
                   collateralized by $20,000,000 in BCI
                   Funding Corp., 0%, 5/30/00; $23,000,000
                   in BellSouth Co., 0%, 6/2/00;
                   $15,997,000 in BMW U.S. Capital Co., 0%,
                   5/30/00; $18,000,000 in Certain Funding
                   Corp., 0%, 7/17/00; $2,550,000 in
                   Discover Card Master Trust, 6.792%,
                   10/15/07; $23,995,000 in Grand Gaming
                   Corp., 0%, 6/19/00; $1,500,000 in PNC
                   Mortgage Acceptance Corp., 7.11%,
                   7/10/08; $17,907,000 in Steamboat
                   Funding Corp., 0%, 7/20/00; $40,103,000
                   in Stellar Finance, 0%, 5/30/00-6/20/00;
                   with respective values of $19,903,211
                   $22,878,258, $15,919,583, $17,782,987,
                   $1,913,602, $23,806,301, $1,446,354,
                   $17,683,013 and $39,848,614 ..............        150,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $2,244,000,000) ...........      2,244,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $10,412,138,299) - 101.1% .....     10,412,138,299
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.1%)    (109,881,609)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 10,302,256,690
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 2000  23

Janus | Government Money Market Fund

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
U.S. Government Agency Notes - 21.6%
                Fannie Mae:
$   15,000,000     5.10%, 5/19/00 ...........................   $     14,999,093
     5,000,000     5.11%, 5/22/00 ...........................          4,999,971
     5,000,000     6.015%, 6/8/00 ...........................          4,968,254
     5,000,000     5.50%, 7/3/00 ............................          4,951,875
    10,000,000     5.40%-5.485%, 7/7/00 .....................          9,898,709
     5,719,000     5.620%, 9/12/00 ..........................          5,599,365
     5,000,000     6.07%, 9/14/00 ...........................          4,885,344
     5,000,000     6.20%, 10/12/00 ..........................          4,858,778
     5,000,000     6.20%, 10/19/00 ..........................          4,852,750
     5,000,000     5.63%, 10/31/00 ..........................          4,856,904
     5,000,000     4.85%, 11/20/00 ..........................          4,962,783
     5,590,000     6.22%, 1/19/01 ...........................          5,335,987
     3,841,000     6.15%, 2/5/01 ............................          3,657,272
     5,000,000     6.10%, 2/6/01 ............................          4,761,931
    10,000,000     6.10%, 2/8/01 ............................          9,520,472
     5,000,000     6.48%, 2/22/01 ...........................          4,993,833
     5,000,000     6.445, 2/23/01 ...........................          4,992,428
     5,301,000     6.07%, 3/2/01 ............................          5,028,389
                Federal Home Loan Bank System
    10,000,000     6.005%, 9/21/00 ..........................          9,998,846
                Freddie Mac:
    10,000,000     5.22%, 6/2/00 ............................          9,953,600
     5,000,000     5.13%, 6/6/00 ............................          4,974,350
     5,000,000     5.22%, 6/8/00 ............................          4,972,450
     5,000,000     5.29%, 6/13/00 ...........................          4,968,407
    10,000,000     5.218%-5.285%, 6/15/00 ...................          9,934,356
    10,000,000     5.45%, 7/11/00 ...........................          9,892,514
     5,000,000     5.38%, 7/13/00 ...........................          4,945,453
     5,000,000     5.46%, 8/4/00 ............................          4,927,958
    11,942,000     6.055%, 2/1/01 ...........................         11,387,366
    16,197,000     6.11%-6.15%, 3/1/01 ......................         15,360,345
     5,000,000     6.14%, 3/21/01 ...........................          4,723,700
    10,000,000     6.21%-6.285%, 3/29/01 ....................          9,423,842
    10,000,000     6.27%-6.38%, 4/26/01 .....................          9,367,500
                Sallie Mae:
     9,000,000     6.05%-6.20%, 12/20/00 ....................          8,643,704
     5,000,000     6.55%, 2/14/01 ...........................          4,998,026
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes
   (amortized cost $236,596,555) ............................        236,596,555
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 19.6%
                Fannie Mae:
    10,000,000     5.97%, 6/23/00 ...........................          9,999,131
    10,000,000     6.312%, 7/21/00 ..........................          9,999,341
    10,000,000     5.95%, 8/2/00 ............................          9,998,285
    20,000,000     5.92%-5.95%, 8/4/00 ......................         19,996,561
    20,000,000     5.915%-6.12%, 8/9/00 .....................         19,996,071
    10,000,000     5.985%, 11/22/00 .........................          9,995,519
                Federal Farm Credit Bank:
    10,000,000     6.06%, 6/22/00 ...........................          9,999,443
    10,000,000     6.135%, 9/15/00 ..........................          9,999,086
                Federal Home Loan Bank System:
    10,000,000     6.06%, 6/21/00 ...........................          9,999,453
    15,000,000     6.12%, 8/3/00 ............................         14,998,409
     2,000,000     5.98, 9/12/00 ............................          1,999,236
     5,000,000     6.003%, 9/28/00 ..........................          4,998,791
    28,000,000     5.983%-6.13%, 10/4/00 ....................         27,993,433
    15,000,000     6.13%, 10/10/00 ..........................         14,996,043
    10,000,000     5.93%, 10/25/00 ..........................          9,994,279
                Freddie Mac:
    15,000,000     5.935%, 5/18/00 ..........................         14,999,443
     5,000,000     6.282%, 7/14/00 ..........................          4,999,495
                Sallie Mae
    10,000,000     6.432%, 8/4/00 ...........................          9,997,076
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
  (amortized cost $214,959,095) .............................        214,959,095
--------------------------------------------------------------------------------
U.S. Government Guarantee Notes and Loans - 10.7%
                Army and Air Force Exchange
$   19,000,000     6.10%, 5/8/00 ............................   $     19,000,000
                Navy Exchange Service Command
    68,000,000     6.10%, 5/18/00 ...........................         68,000,000
                Washington Aircraft Hire
    29,839,790     6.09%, 5/2/00 ............................         29,839,790
--------------------------------------------------------------------------------
Total U.S. Government Guarantee Notes and Loans
  (amortized cost $116,839,790) .............................        116,839,790
--------------------------------------------------------------------------------
Repurchase Agreements - 48.3%
    94,700,000  ABN AMRO Securities, Inc., 5.85% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $94,746,166
                   collateralized by $100,000,000 in Ginnie
                   Mae, 6.10%, 11/20/23; with a value of
                   $96,824,535 ..............................         94,700,000
    50,000,000  Bear Stearns Companies, Inc., 6.1425% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $50,025,594
                   collateralized by $15,04,167 in Fannie
                   Mae, 6.57%, 12/25/29; $1,525,000 in
                   Fannie Mae Conventional Mortgage Loan
                   Pool, 7.50%, 4/1/15; $166,516,000 in
                   Freddie Mac, 6.25%-7.50%,
                   1/15/24-2/15/29; with respective values
                   of $1,517,138, $12,201,617 and
                   $38,614,816 ..............................         50,000,000
   175,000,000  CS First Boston, Inc., 6.1125% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $175,089,141 collateral-
                   ized by $97,447,142 in Fannie Mae,
                   0%-10.40%, 10/25/03-10/25/29;
                   $256,655,202 in Freddie Mac, 2.00%-
                   8.00%, 2/15/14-11/15/29, $336,804,000 in
                   Ginnie Mae, 2.43%-8.00%, 5/16/24-
                   12/16/28; with respective values of
                   $64,982,805, $99,810,723 and $36,549,213 .        175,000,000
   209,800,000  Deutsche Bank Securities, Inc., 6.11% dated
                   4/28/00, maturing 5/1/00, to be
                   repurchased at $209,906,823 collateral-
                   ized by $290,010,069 in Fannie Mae,
                   0%-9.50%, 5/17/00-5/15/29; $3,617,205 in
                   Federal Farm Credit, 5.75%-6.72%,
                   10/10/00-10/11/07; $33,279,748 in
                   Federal Home Loan Bank System, 0%-
                   7.715%, 5/12/00-11/18/13; $209,891,267
                   in Freddie Mac, 0%-12.693%, 5/4/00-
                   9/15/29; $62,563,641 in Ginnie Mae,
                   1.1825%-9.00%, 1/15/09-4/15/30; $302,041
                   in Sallie Mae, 0%-6.55%,
                   7/20/00-12/2/13; $1,562,283 in Tennesse
                   Valley Authority, 5.00%, 12/18/03;
                   $63,780,792 in Vendee Mortgage Trust,
                   0.4691%-6.75%, 6/15/23; with respective
                   values of $82,365,001, $3,598,822,
                   $32,522,037, $53,619,091, $34,362,590,
                   $296,582, $1,483,381 and $5,748,627 ......        209,800,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $529,500,000) .............        529,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,097,895,440) - 100.2% ......      1,097,895,440
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (2,400,363)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $  1,095,495,077
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

24  Janus Income Funds / April 30, 2000

                                            Janus | Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Municipal Securities - 100.5%
Alabama - 0.5%
$    1,300,000  Columbia Industrial Development Board
                   Pollution Control Revenue, (Alabama
                   Power Co. Project), Series A
                   Variable Rate, 5.80%, 6/1/22 .............   $      1,300,000

Alaska - 0.3%
       750,000  Alaska Housing Finance Corp., (State
                   Building Lease), 4.25%, 10/1/00 ..........            750,741

Arizona - 2.4%
     6,350,000  Tucson Industrial Development Authority
                   Multifamily Revenue, (Freedom Park
                   Apartments Project), Variable Rate
                   6.60%, 12/1/07 ...........................          6,350,000

California - 4.3%
                Los Angeles Regional Airports Improvement
                   Corp. Lease Revenue, (American
                   Airlines - L.A. International):
       100,000     Series A, Variable Rate, 6.00%, 12/1/24 ..            100,000
       700,000     Series B, Variable Rate, 6.00%, 12/1/24 ..            700,000
       900,000     Series C, Variable Rate, 6.00%, 12/1/24 ..            900,000
       600,000     Series D, Variable Rate, 6.00%, 12/1/24 ..            600,000
       200,000     Series E, Variable Rate, 6.00%, 12/1/24 ..            200,000
     2,200,000     Series F, Variable Rate, 6.00%, 12/1/24 ..          2,200,000
       800,000     Series G, Variable Rate, 6.00%, 12/1/24 ..            800,000
     5,905,000     Variable Rate, 6.00%, 12/1/25 ............          5,905,000

                                                                      11,405,000

Colorado - 11.8%
     1,585,000  Aurora Centretech Metropolitan District
                   Series A, Variable Rate, 4.00%, 12/1/28 ..          1,585,000
     1,400,000  Boulder County Industrial Development
                   Revenue, (Mental Health Center Project)
                   Variable Rate, 5.20%, 11/1/14 ............          1,400,000
     7,430,000  Centennial Downs Metropolitan District
                   Variable Rate, 5.10%, 12/1/28 ............          7,430,000
                Colorado Health Facilities Authority Revenue:
    14,960,000     (National Benevolent Association)
                   Series D, Variable Rate, 5.10%, 3/1/25 ...         14,960,000
       950,000     (The Visiting Nurse Corp.), Variable Rate
                   6.10%, 7/1/22 ............................            950,000
       100,000  Denver City and County Multifamily
                   Housing Revenue, (Ogden Residences
                   Project), Variable Rate, 6.10%, 12/1/09 ..            100,000
     1,000,000  Dove Valley Metropolitan District Arapahoe
                   County, Series B, 3.95%, 11/1/25 .........          1,000,000
     1,000,000  Interstate South Metropolitan District
                   Series B, 3.95%, 11/1/14 .................          1,000,000
     3,110,000  Stapleton Business Center Metropolitan
                   District, 4.00%, 12/1/17 .................          3,110,000

                                                                      31,535,000

Delaware - 1.1%
     3,000,000  University of Delaware Revenue, 5.00%
                   3/15/03 ..................................          3,017,717

Florida - 3.7%
     5,000,000  Gulf Breeze Healthcare Facilities Revenue
                   (Heritage Healthcare Project), Variable
                   Rate, 5.18%, 1/1/24+ .....................          5,000,000
     4,900,000  Palm Beach County Educational Facilities
                   Authority Revenue, (Atlantic College
                   Project), Variable Rate, 5.15%, 12/1/12 ..          4,900,000

                                                                       9,900,000

Georgia - 4.2%
$    1,200,000  Bartow County (Sales Tax), 4.40%, 5/1/01 ....   $      1,200,778
     1,000,000  Cobb County School District, 6.00%, 2/1/01 ..          1,012,346
     3,200,000  Marietta Housing Authority Multifamily
                   Revenue, Series A, Variable Rate, 5.05%
                   6/1/07 ...................................          3,200,000
     5,000,000  South Georgia Hospital Authority Revenue
                   (Georgia Alliance Community Hospitals)
                   Series A, Variable Rate, 5.10%, 4/1/29 ...          5,000,000
     1,000,000  Whitfield County Residential Care Facilities
                   for the Elderly Authority, (Royal Oaks
                   Senior Living Community), Variable Rate
                   5.10%, 11/1/25 ...........................          1,000,000

                                                                      11,413,124

Hawaii - 1.0%
       600,000  Hawaii Housing Finance and Development
                   Corp. Revenue, (Rental Housing System)
                   Series 89A, Variable Rate, 5.00%, 7/1/24 .            600,000
     2,100,000  Hawaii, Series BS, 7.125%, 9/1/10 ...........          2,144,524

                                                                       2,744,524

Illinois - 3.7%
     5,400,000  Chicago Tax Increment, Series B, Variable
                   Rate, 5.10%, 12/1/14 .....................          5,400,000
     1,000,000  Illinois State, 5.375%, 5/1/00 ..............          1,000,000
     1,000,000  Illinois State Civic Center, 4.15%, 12/15/00           1,000,000
     2,400,000  Northlake Economic Development Revenue
                   (Dominick's Foods), Subseries B, Variable
                   Rate, 5.35%, 1/1/02 ......................          2,400,000

                                                                       9,800,000

Indiana - 4.7%
     6,500,000  Indiana Health Facilities Financing
                   Authority Revenue, (Capital Access
                   Designated Pool), Variable Rate
                   5.05%, 1/1/20 ............................          6,500,000
     2,138,500  Kankakee Valley Independent School
                   Building Corp., (Tax Anticipation
                   Warrants), 4.70%, 12/29/00 ...............          2,142,594
     1,000,000  Logansport Economic Development
                   Revenue, (Modine Manufacturing Co.
                   Project), Variable Rate, 4.60%, 1/1/08 ...          1,000,000
     2,780,000  Winchester Revenue, (Hoosier Care II, Inc.)
                   10.375%, 6/1/20 ..........................          2,876,187

                                                                      12,518,781

Iowa - 8.9%
                Buffalo Pollution Control Revenue
                   (LaFarge Corp. Project):
     3,000,000     Series A, Variable Rate, 5.35%, 10/1/00 ..          3,000,000
     1,250,000     Series B, Variable Rate, 5.35%, 10/1/10 ..          1,250,000
    10,800,000  Iowa Finance Authority Revenue
                   (Burlington Medical Center), Variable Rate
                   6.20%, 6/1/27 ............................         10,800,000
                Iowa Higher Education Loan
                   Authority Revenue:
     3,000,000     (Private College Facilities - Briar Cliff)
                   Variable Rate, 5.15%, 6/1/19 .............          3,000,000
     4,710,000     (Private College Facilities - Wartburg
                   Project), Variable Rate, 6.00%, 3/1/30 ...          4,710,000
     1,000,000  Muscatine County Pollution Control
                   Revenue, (Monsanto Co.), Variable Rate
                   5.25%, 10/1/07 ...........................          1,000,000

                                                                      23,760,000

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 2000  25

Janus | Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Kentucky - 3.0%
$    1,000,000  Jeffersontown Lease Program Revenue
                   (Kentucky League of Cities Funding
                   Trust), Variable Rate, 5.05%, 3/1/30 .....   $      1,000,000
     5,000,000  Kentucky Economic Development Finance
                   Authority Health Facilities Revenue
                   (Baptist Convalescent Center), Variable
                   Rate, 4.97%, 12/1/19 .....................          5,000,000
     2,100,000  Louisville Multifamily Revenue, (Station
                   House Square), Variable Rate, 6.10%
                   7/15/19 ..................................          2,100,000

                                                                       8,100,000

Louisiana - 0.7%
     1,800,000  Ouachita Parish Industrial Development
                   Revenue, (McRae's, Inc. Project)
                   Variable Rate, 5.60%, 7/1/04 .............          1,800,000

Michigan - 2.7%
     1,015,000  Clarkston Community Schools
                   5.50%, 5/1/01 ............................          1,026,746
     6,300,000  Holland Economic Development Corp.
                   (Thrifty Holland, Inc.), Variable Rate
                   4.30%, 3/1/13 ............................          6,300,000

                                                                       7,326,746

Minnesota - 1.1%
     1,000,000  Minnesota Rural Water Finance Corp.
                   (Public Projects Construction Notes)
                   4.25%, 9/1/00 ............................          1,000,960
     2,000,000  St. Louis Park Health Care Facilities
                   Revenue, (Nicollet Medical Center
                   Project), Series A, 8.625%, 1/1/21 .......          2,057,265

                                                                       3,058,225

Mississippi - 2.9%
       500,000  Jackson, Series A, 5.20%, 5/1/00 ............            500,000
       390,000  Mississippi Board of Trustees of Institutions
                   of Higher Learning, Series B, 4.20%
                   1/15/01+ .................................            390,000
     7,000,000  Mississippi Business Finance Corp.
                   Revenue, (Mississippi College Project)
                   Series B, Variable Rate, 5.10%, 2/1/09 ...          7,000,000

                                                                       7,890,000
Missouri - 3.9%
     5,000,000  Missouri Development Finance Board Lease
                   Revenue, (Missouri Association Municipal
                   Utilities Lease), Variable Rate, 5.15%
                   12/1/22+ .................................          5,000,000
     2,200,000  Missouri Health and Educational Facilities
                   Authority Educational Facilities Revenue
                   (Washington University), Series C
                   Variable Rate, 5.80%, 3/1/40 .............          2,200,000
     3,250,000  Missouri Health and Educational Facilities
                   Authority School District Advance
                   Funding Project, (Jasper County School
                   District), Series G, 4.25%, 9/19/00 ......          3,256,004

                                                                      10,456,004

Nebraska - 0.4%
     1,205,000  Lancaster County, 4.00%, 11/15/00 ...........          1,206,244

Nevada - 1.1%
$    2,000,000  Clark County Economic Development
                   Revenue, (Lutheran Secondary School
                   Association Project), Variable Rate
                   5.20%, 2/1/30 ............................   $      2,000,000
     1,000,000  Las Vegas-Clark County Library District
                   Series A, 6.35%, 6/1/00 ..................          1,002,349

                                                                       3,002,349

New Mexico - 1.0%
     2,695,000  New Mexico Highway Community Tax
                   Revenue, Series B, 4.25%, 6/15/00 ........          2,697,154

North Dakota - 0.2%
       400,000  Grand Forks Hospital Facilities Revenue
                   (United Hospital Obligation Group
                   Project), Variable Rate, 6.00%, 12/1/16 ..            400,000

Ohio - 3.3%
     1,000,000  Clinton County Hospital Revenue, (Ohio
                   Hospital Capital, Inc.), Variable Rate
                   5.10%, 6/1/28 ............................          1,000,000
     3,750,000  Indian Hill Economic Development Revenue
                   (Cincinnati Country Day School)
                   Variable Rate, 4.97%, 5/1/19 .............          3,750,000
     1,000,000  Marysville Exempt Village School District
                   (Bond Anticipation Notes), 3.61%, 6/1/00 .          1,000,254
     3,000,000  Olentangy Local School District
                   4.875%, 9/15/00 ..........................          3,005,742

                                                                       8,755,996

Oklahoma - 0.3%
       800,000  Oklahoma City Industrial and Cultural
                   Facilities Trust Revenue, (Oklahoma
                   Christian College), Variable Rate
                   5.35%, 7/1/15 ............................            800,000

Pennsylvania - 6.1%
     5,000,000  Allegheny County Hospital Development
                   Authority Revenue, (South Hills Health
                   System), Variable Rate, 4.30%, 4/1/08 ....          5,000,000
     5,785,000  Dauphin County General Authority, (Allied
                   Health Pooled Financing Program)
                   Series B, Variable Rate, 5.10%, 10/1/27 ..          5,785,000
     1,600,000  Pennsylvania Higher Educational Facilities
                   Authority College and University
                   Revenue, (Carnegie - Mellon
                   University), 5.00%, 11/1/00 ..............          1,607,793
     2,700,000  Pennsylvania Higher Educational Facilities
                   Authority Revenue, (Association of
                   Independent Colleges and Universities)
                   Series D-1, 4.35%, 5/1/29 ................          2,700,000
     1,300,000  Venango Industrial Development Authority
                   Pollution Control Revenue, (Pennzoil Co.
                   Project), Variable Rate, 4.85%, 12/1/12 ..          1,300,000

                                                                      16,392,793

Rhode Island - 3.7%
    10,000,000  Rhode Island Health and Educational
                   Building Corp. Educational Institution
                   Revenue, (St. George's School Issue)
                   Variable Rate, 5.25%, 9/1/30 .............         10,000,000

South Carolina - 0.3%
       900,000  Columbia Waterworks and Sewer System
                   Revenue, 7.10%, 2/1/12 ...................            936,177

See Notes to Schedules of Investments.

26  Janus Income Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                   Market Value
================================================================================
Tennessee - 3.3%
$      200,000  Hamilton County Industrial Development
                   Revenue, (Komatsu America
                   Manufacturing Project), Variable Rate
                   5.25%, 11/1/05 ...........................   $        200,000
     1,000,000  Hendersonville Industrial Development
                   Board Multifamily Housing Revenue
                   (Windsor Park Project), Variable Rate
                   5.05%, 2/15/28 ...........................          1,000,000
                Metropolitan Nashville Airport Authority
                   Special Facilities Revenue, (American
                   Airlines Project):
       600,000     Series A, Variable Rate, 6.00%, 10/1/12 ..            600,000
     1,600,000     Series B, Variable Rate, 6.00%, 10/1/12 ..          1,600,000
     2,000,000  Signal Mountain Health, Educational and
                   Housing Facilities Board of Revenue
                   (Alexian Village), Variable Rate
                   5.00%, 1/1/28 ............................          2,000,000
       500,000  Sullivan County Industrial Development
                   Board Pollution Control Revenue, (Mead
                   Corp. Project) Variable Rate, 5.95%
                   10/1/16 ..................................            500,000
     3,000,000  White House Utilities District Robertson
                   and Sumner Counties Waterworks
                   4.50%, 6/1/00 ............................          3,001,242

                                                                       8,901,242

Texas - 9.3%
     1,500,000  Bexar County Housing Finance Corp.
                   Multifamily Housing Revenue, (Mitchell
                   Village Apartments Project), Series A
                   Variable Rate, 5.00%, 2/15/30 ............          1,500,000
       935,000  Birdville Independent School District
                   4.25%, 2/15/01 ...........................            934,979
     1,400,000  Brazos Harbor Industrial Development
                   Corp. Marine Term Revenue, (Monsanto
                   Co. Project), Variable Rate
                   5.25%, 3/1/21 ............................          1,400,000
                Grapevine Industrial Development Corp.
                   Revenue, (American Airlines):
     1,000,000     Series A-1, Variable Rate, 6.00%, 12/1/24           1,000,000
       200,000     Series A-3, Variable Rate, 6.00%, 12/1/24             200,000
       500,000     Series B-1, Variable Rate, 6.00%, 12/1/24             500,000
       500,000     Series B-2, Variable Rate, 6.00%, 12/1/24             500,000
       200,000     Series B-3, Variable Rate, 6.00%, 12/1/24             200,000
     1,200,000     Series B-4, Variable Rate, 6.00%, 12/1/24           1,200,000
                Lone Star Airport Improvement Authority:
       600,000     Series A-1, Variable Rate, 6.00%, 12/1/14             600,000
       700,000     Series A-2, Variable Rate, 6.00%, 12/1/14             700,000
       200,000     Series A-3, Variable Rate, 6.00%, 12/1/14             200,000
       730,000     Series A-4, Variable Rate, 6.00%, 12/1/14             730,000
       300,000     Series A-5, Variable Rate, 6.00%, 12/1/14             300,000
     1,000,000     Series B-3, Variable Rate, 6.00%, 12/1/14           1,000,000
       500,000     Series B-4, Variable Rate, 6.00%, 12/1/14             500,000
       600,000     Series B-5, Variable Rate, 6.00%, 12/1/14             600,000
       600,000  North Central Health Facilities Development
                   Corp. Revenue, (Presbyterian Medical
                   Center), Series C, Variable Rate
                   6.00%, 12/1/15 ...........................            600,000

Texas - (continued)
$      950,000  San Antonio Electric and Gas, 5.25%, 2/1/01 .   $        956,910
     2,915,000  San Antonio Independent School District
                   4.00%, 8/15/00 ...........................          2,917,096
     1,000,000  San Antonio Water Revenue
                   zero coupon, 5/1/01 ......................            977,812
     3,000,000  Texas State, (Tax and Revenue Anticipation
                   Notes), Series A, 4.50%, 8/31/00 .........          3,007,731
     3,440,000  Texas State University System, (Constitutional
                   Appropriation), 4.50%, 8/15/00 ...........          3,449,653
     1,000,000  Trinity River Authority Pollution Control
                   Revenue, (LaFarge Corp. Project)
                   Variable Rate, 4.70%, 6/1/02 .............          1,000,000

                                                                      24,974,181
Virginia - 3.8%
                Suffolk Redevelopment and Housing
                   Authority Multifamily Housing Revenue:
     4,903,000     (Rental-Windsor Fieldstone)
                   Variable Rate, 5.60%, 12/1/07 ............          4,903,000
     5,333,000     (Rental-Windsor Potomac)
                   Variable Rate, 5.60%, 12/1/07 ............          5,333,000

                                                                      10,236,000

Washington - 2.4%
       600,000  Clark County School District No. 037
                   7.125%, 12/1/09 ..........................            609,581
     5,900,000  Washington State Housing Finance Common
                   Multifamily Mortgage Revenue, (Mills
                   Plain Crossing Project), Variable Rate
                   4.75%, 1/1/10 ............................          5,900,000

                                                                       6,509,581

Wisconsin - 3.6%
     2,600,000  Brown Deer School District, (Tax and
                   Revenue Anticipation Prommisory Notes)
                   4.05%, 10/27/00 ..........................          2,601,833
     2,750,000  Rhinelander School District, (Tax and
                   Revenue Anticipation Promissory Notes)
                   3.80%, 9/28/00 ...........................          2,753,254
                Wisconsin Health and Educational Facilities
                   Authority Revenue:
     2,165,000     (Monroe Joint Venture, Inc.), Variable Rate
                   5.10%, 1/1/30 ............................          2,165,000
     2,100,000     (Wausau Hospitals, Inc.), Series B
                   6.70%, 8/15/20 ...........................          2,179,099

                                                                       9,699,186

Wyoming - 0.8%
     2,100,000  Lincoln County Pollution Control Revenue
                   (Exxon Project), Series C, Variable Rate
                   5.95%, 11/1/14 ...........................          2,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $269,736,765) - 100.5% ........        269,736,765
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5%)      (1,452,233)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $    268,284,532
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Income Funds / April 30, 2000  27

Statements of | Operations - Bond Funds

                                                                                             Janus         Janus
                                                                 Janus         Janus        Federal      Short-Term
For the six months ended April 30, 2000, (unaudited)        Flexible Income  High-Yield    Tax-Exempt       Bond
(all numbers in thousands)                                        Fund          Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                      $ 46,613      $ 13,124      $  2,350      $  4,187
  Dividends                                                          770            51            --            --
-------------------------------------------------------------------------------------------------------------------
                                                                  47,383        13,175         2,350         4,187
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                    3,375         1,031           241           425
  Transfer agent fees and expenses                                 1,189           292            91           159
  Registration fees                                                   26            57            52            30
  Postage and mailing expenses                                        30            12             4             6
  Custodian fees                                                      60            31            18            20
  Printing expenses                                                   52            13             6             9
  Audit fees                                                          12             9             4             2
  Trustees' fees and expenses                                          3             1            --             1
  Other expenses                                                      20            10             8             8
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                     4,767         1,456           424           660
-------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                            (202)          (76)          (13)          (14)
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                       4,565         1,380           411           646
-------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                    --           (6)         (151)         (221)
-------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                           4,565         1,374           260           425
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                                             42,818        11,801         2,090         3,762
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions         (28,049)         3,438       (3,005)         (690)
  Net realized gain/(loss) from foreign currency transactions        973         (389)            --            --
  Net realized gain from futures and/or options contracts          1,579            --            66            --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency                          (8,716)         1,782         2,571         (482)
-------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                  (34,213)         4,831         (368)       (1,172)
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations            $  8,605      $ 16,632      $  1,722      $  2,590
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

28  Janus Income Funds / April 30, 2000

Statements of | Assets & Liabilities - Bond Funds

                                                                                                    Janus          Janus
                                                                      Janus          Janus         Federal       Short-Term
As of April 30, 2000, (unaudited)                                Flexible Income   High-Yield     Tax-Exempt        Bond
(all numbers in thousands except net asset value per share)            Fund           Fund           Fund           Fund
---------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $1,138,096     $  269,928     $   73,421     $  126,118
---------------------------------------------------------------------------------------------------------------------------
Investments at value                                                $1,102,951     $  261,220     $   70,213     $  123,994
---------------------------------------------------------------------------------------------------------------------------
  Cash                                                                      88            438             53            529
  Receivables:
    Investments sold                                                    18,036          4,161          1,732          2,931
    Fund shares sold                                                     1,934            524            158            457
    Interest                                                            20,992          5,694          1,355          2,466
    Due from advisor                                                        --             --              9             --
  Other assets                                                               7             --             --             --
  Forward currency contracts                                               573             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                                         1,144,581        272,037         73,520        130,377
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                               31,271          1,604             --          5,023
    Fund shares repurchased                                              2,691          1,258            306            877
    Dividends                                                              839            393             52             54
    Advisory fee                                                           532            158             --             18
    Transfer agent fee                                                     204             46             11             25
  Accrued expenses                                                         133             52             47             34
  Variation margin - futures contracts                                      --             --             23             --
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                       35,670          3,511            439          6,031
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $1,108,911     $  268,526     $   73,081     $  124,346
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)      122,254         26,306         11,015         44,252
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $     9.07     $    10.21     $     6.63     $     2.81
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Income Funds / April 30, 2000  29

Statements of | Changes in Net Assets - Bond Funds

                                                                     Janus                         Janus
For the six months ended April 30, 2000, (unaudited)            Flexible Income                 High-Yield
and for the fiscal year ended October 31                              Fund                          Fund
(all numbers in thousands)                                    2000           1999           2000           1999
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                   $    42,818    $    82,789    $    11,801    $    25,150
  Net realized gain/(loss) from investment transactions      (25,497)       (25,147)          3,049       (16,857)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency                       (8,716)       (40,980)          1,782         11,471
------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Net Assets Resulting
  from Operations                                               8,605         16,662         16,632         19,764
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                      (42,701)       (82,789)       (11,735)       (25,150)
  Net realized gain from investment transactions                   --             --             --             --
  Distributions (in excess of realized gains)                      --       (12,257)             --          (128)
------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                (42,701)       (95,046)       (11,735)       (25,278)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                 260,346        825,274        171,084        365,566
  Reinvested dividends and distributions                       36,390         82,496          8,958         20,506
  Shares repurchased                                        (433,127)      (653,579)      (180,889)      (384,299)
------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                (136,391)        254,191          (847)          1,773
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                       (170,487)        175,807          4,050        (3,741)

Net Assets:
  Beginning of period                                       1,279,398      1,103,591        264,476        268,217
------------------------------------------------------------------------------------------------------------------
  End of period                                           $ 1,108,911    $ 1,279,398    $   268,526    $   264,476
------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                 $ 1,193,048    $ 1,329,438    $   292,213    $   293,059
  Undistributed net investment income/(loss)                      962            845             64            (2)
  Undistributed net realized gain/(loss)
    from investments                                         (50,457)       (24,960)       (15,042)       (18,090)
  Unrealized depreciation of
    investments and foreign currency                         (34,642)       (25,925)        (8,709)       (10,491)
------------------------------------------------------------------------------------------------------------------
                                                          $ 1,108,911    $ 1,279,398    $   268,526    $   264,476
------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                  27,966         84,300         16,628         34,587
  Reinvested distributions                                      3,923          8,502            873          1,952
------------------------------------------------------------------------------------------------------------------
Total                                                          31,889         92,802         17,501         36,539
------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                         (46,480)       (67,277)       (17,569)       (36,321)
Net Increase/(Decrease) in Fund Shares                       (14,591)         25,525           (68)            218
Shares Outstanding, Beginning of Period                       136,845        111,320         26,374         26,156
------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             122,254        136,845         26,306         26,374
------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                               $   494,986    $ 1,346,096    $   398,716    $   805,894
    Proceeds from sales of securities                         643,593      1,024,247        418,237        823,825
    Purchases of long-term U.S. government obligations        209,767        223,265             --         35,637
    Proceeds from sales of long-term U.S.
      government obligations                                  184,381        354,717             --         41,215

                                                                     Janus                         Janus
For the six months ended April 30, 2000, (unaudited)           Federal Tax-Exempt             Short-Term Bond
and for the fiscal year ended October 31                              Fund                          Fund
(all numbers in thousands)                                    2000           1999           2000           1999
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                   $     2,090    $     4,901    $     3,762    $     7,599
  Net realized gain/(loss) from investment transactions       (2,939)        (1,455)          (690)        (1,384)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency                         2,571        (7,923)          (482)        (2,037)
------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Net Assets Resulting
  from Operations                                               1,722        (4,477)          2,590          4,178
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                       (2,090)        (4,901)        (3,762)        (7,599)
  Net realized gain from investment transactions                   --             --             --             --
  Distributions (in excess of realized gains)                      --             --             --             --
------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                 (2,090)        (4,901)        (3,762)        (7,599)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                  24,306         89,632        117,527        248,335
  Reinvested dividends and distributions                        1,654          4,034          3,373          6,859
  Shares repurchased                                         (48,710)       (79,714)      (134,390)      (253,671)
------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                 (22,750)         13,952       (13,490)          1,523
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        (23,118)          4,574       (14,662)        (1,898)
Net Assets:
  Beginning of period                                          96,199         91,625        139,008        140,906
------------------------------------------------------------------------------------------------------------------
  End of period                                           $    73,081    $    96,199    $   124,346    $   139,008
------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                 $    81,166    $   103,917    $   130,972    $   144,462
  Undistributed net investment income/(loss)                       --             --             --             --
  Undistributed net realized gain/(loss)
    from investments                                          (4,900)        (1,961)        (4,501)        (3,811)
  Unrealized depreciation of
    investments and foreign currency                          (3,185)        (5,757)        (2,125)        (1,643)
------------------------------------------------------------------------------------------------------------------
                                                          $    73,081    $    96,199    $   124,346    $   139,008
------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                   3,651         12,550         41,510         86,489
  Reinvested distributions                                        249            570          1,191          2,392
------------------------------------------------------------------------------------------------------------------
Total                                                           3,900         13,120         42,701         88,881
------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                          (7,338)       (11,262)       (47,484)       (88,343)
Net Increase/(Decrease) in Fund Shares                        (3,438)          1,858        (4,783)            538
Shares Outstanding, Beginning of Period                        14,453         12,595         49,035         48,497
------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              11,015         14,453         44,252         49,035
------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                               $    37,206    $    50,205    $    74,669    $    74,926
    Proceeds from sales of securities                          63,160         38,168         94,188         40,836
    Purchases of long-term U.S. government obligations         13,359         21,460         15,739         57,745
    Proceeds from sales of long-term U.S.
      government obligations                                   13,313         21,100          7,897         92,054

See Notes to Financial Statements.

30  Janus Income Funds / April 30, 2000

                                             Financial | Highlights - Bond Funds

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                               Janus Flexible Income Fund
through each fiscal year ended October 31              2000          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      9.35   $      9.91   $     10.00   $      9.65   $      9.55   $      8.96
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .34           .63           .67           .69           .73           .72
  Net gains or (losses) on securities
    (both realized and unrealized)                       (.28)         (.45)           .12           .37           .10           .59
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .06           .18           .79          1.06           .83          1.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                 (.34)         (.63)         (.67)         (.69)         (.73)         (.72)
  Distributions (from capital gains)                        --            --         (.21)         (.02)            --            --
  Distributions (in excess of capital gains)                --         (.11)            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.34)         (.74)         (.88)         (.71)         (.73)         (.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      9.07   $      9.35   $      9.91   $     10.00   $      9.65   $      9.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            0.59%         1.75%         8.14%        11.48%         9.01%        15.35%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 1,108,911   $ 1,279,398   $ 1,103,591   $   727,101   $   603,655   $   580,359
Average Net Assets for the Period
  (in thousands)                                   $ 1,179,573   $ 1,266,098   $   892,853   $   656,422   $   603,694   $   450,001
Ratio of Gross Expenses to Average
  Net Assets**(1)                                        0.81%         0.82%         0.84%         0.87%         0.88%         0.96%
Ratio of Net Expenses to Average
  Net Assets**(1)                                        0.78%         0.81%         0.82%         0.86%         0.87%         0.96%
Ratio of Net Investment Income to
  Average Net Assets**                                   7.30%         6.54%         6.68%         7.10%         7.60%         7.91%
Portfolio Turnover Rate**                                 131%          119%          148%          207%          214%          250%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                           Janus High-Yield Fund
through each fiscal year or period ended October 31    2000          1999          1998          1997        1996(2)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     10.03   $     10.25   $     11.83   $     11.12   $     10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .44           .89           .90           .97           .80
  Net gains or (losses) on securities
    (both realized and unrealized)                         .18         (.22)        (1.02)           .82          1.12
----------------------------------------------------------------------------------------------------------------------
Total from Investmet Operations                            .62           .67         (.12)          1.79          1.92
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                 (.44)         (.89)         (.90)         (.97)         (.80)
  Distributions (from capital gains)                        --            --         (.56)         (.11)            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.44)         (.89)        (1.46)        (1.08)         (.80)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     10.21   $     10.03   $     10.25   $     11.83   $     11.12
----------------------------------------------------------------------------------------------------------------------
Total Return*                                            6.20%         6.34%       (1.45%)        16.94%        19.71%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   268,526   $   264,476   $   268,217   $   301,422   $   210,933
Average Net Assets for the Period
  (in thousands)                                   $   276,374   $   296,586   $   380,942   $   266,213   $    88,126
Ratio of Gross Expenses to
  Average Net Assets**(1)                             1.06%(3)      1.02%(3)      0.99%(3)      1.03%(3)      1.01%(3)
Ratio of Net Expenses to Average
  Net Assets**(1)                                        1.00%         1.00%         0.96%         1.00%         1.00%
Ratio of Net Investment Income
  to Average Net Assets**                                8.59%         8.48%         7.85%         8.45%         9.00%
Portfolio Turnover Rate**                                 358%          310%          336%          404%          324%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period December 29, 1995 (inception) to October 31, 1996.
(3)  The ratio was 1.06% in 2000, 1.05% in 1999, N/A in 1998, 1.04% in 1997 and
     1.18% in 1996 before waiver of certain fees incurred by the Fund.
*    Total return not annualized for periods of less than one year.
**   Annualized for periods less than one year.

See Notes to Financial Statements.

                                         Janus Income Funds / April 30, 2000  31

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                              Janus Federal Tax-Exempt Fund
through each fiscal year ended October 31              2000          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      6.66   $      7.27   $      7.09     $    6.92   $      6.88   $      6.45
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .17           .34           .34           .35           .36           .36
  Net gains or (losses) on securities
    (both realized and unrealized)                       (.03)         (.61)           .18           .17           .04           .43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .14         (.27)           .52           .52           .40           .79
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                 (.17)         (.34)         (.34)         (.35)         (.36)         (.36)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.17)         (.34)         (.34)         (.35)         (.36)         (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     6.63    $      6.66   $      7.27     $    7.09   $      6.92   $      6.88
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            2.16%       (4.04%)         7.65%         7.72%         5.94%        12.60%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $    73,081   $    96,199   $    91,625     $  62,055   $    44,858   $    32,593
Average Net Assets for the Period
  (in thousands)                                   $    80,665   $   102,366   $    74,133     $  53,574   $    36,312   $    29,318
Ratio of Gross Expenses to Average
  Net Assets**(1)                                     0.68%(2)      0.66%(2)      0.67%(2)      0.66%(2)      0.68%(2)      0.70%(2)
Ratio of Net Expenses to Average
  Net Assets**(1)                                        0.65%         0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of Net Investment Income to
  Average Net Assets**                                   5.21%         4.79%         4.76%         5.00%         5.18%         5.43%
Portfolio Turnover Rate**                                 134%           62%          227%          304%          225%          164%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                                Janus Short-Term Bond Fund
through each fiscal year ended October 31              2000          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      2.83   $      2.91   $      2.90   $      2.86   $      2.84   $      2.87
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .08           .16           .17           .17           .16           .18
  Net gains or (losses) on securities
    (both realized and unrealized)                       (.02)         (.08)           .01           .04           .02         (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .06           .08           .18           .21           .18           .15
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                 (.08)         (.16)         (.17)         (.17)         (.16)         (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.08)         (.16)         (.17)         (.17)         (.16)         (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      2.81   $      2.83   $      2.91   $      2.90   $      2.86   $      2.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            2.17%         2.82%         6.49%         7.70%         6.49%         5.55%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   124,346   $   139,008   $   140,906   $    57,908   $    40,784   $    48,117
Average Net Assets for the Period
  (in thousands)                                   $   131,445   $   135,882   $    89,556   $    48,421   $    42,203   $    47,383
Ratio of Gross Expenses to Average
  Net Assets**(1)                                     0.67%(3)      0.66%(3)      0.67%(3)      0.67%(3)      0.67%(3)      0.66%(3)
Ratio of Net Expenses to Average
  Net Assets**(1)                                        0.65%         0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of Net Investment Income to
  Average Net Assets**                                   5.76%         5.59%         5.91%         6.03%         5.57%         6.67%
Portfolio Turnover Rate**                                 144%          101%          101%          133%          486%          337%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 1.06% in 2000, 1.01% in 1999, 0.99% in 1998, 1.11% in 1997,
     1.14% in 1996 and 1.31% in 1995 before waiver of certain fees incurred by the Fund.
(3)  The ratio was 1.01% in 2000,  1.03% in 1999,  1.06% in 1998, 1.20% in 1997,
     1.23% in 1996 and 1.23% in 1995 before waiver of certain fees incurred by the Fund.
*    Total return not annualized for periods of less than one year.
**   Annualized for periods less than one year.

See Notes to Financial Statements.

32  Janus Income Funds / April 30, 2000

Statements of | Operations - Money Market Funds

                                                                         Janus         Janus
                                                           Janus       Government     Tax-Exempt
For the six months ended April 30, 2000,  (unaudited)   Money Market  Money Market   Money Market
(all numbers in thousands)                                  Fund          Fund          Fund
-------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $256,538      $ 33,223      $  4,522
-------------------------------------------------------------------------------------------------
                                                           256,538        33,223         4,522
-------------------------------------------------------------------------------------------------
Expenses:
  Advisory fee for investor shares                           1,336           172            80
  Advisory fee for institutional shares                      2,943           370            37
  Advisory fee for service shares                               22            30            --
  Administrative fee for investor shares                     6,680           858           400
  Administrative fee for institutional shares                1,472           185            19
  Administrative fee for service shares                         11            15            --
  Service fee for service shares                                54            74             1
  Audit fees                                                     8             4             4
  Trustees' fees and expenses                                   36             5             1
-------------------------------------------------------------------------------------------------
Total Expenses                                              12,562         1,713           542
-------------------------------------------------------------------------------------------------
Net Investment Income                                      243,976        31,510         3,980
-------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain from investment transactions               462            53            --
-------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations      $244,438      $ 31,563      $  3,980
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Income Funds / April 30, 2000  33

Statements of | Assets & Liabilities - Money Market Funds

                                                        Janus          Janus
As of April 30, 2000, (unaudited)        Janus        Government     Tax-Exempt
(all numbers in thousands except      Money Market   Money Market   Money Market
net asset value per share)                Fund           Fund           Fund
--------------------------------------------------------------------------------
 Assets:
  Investments at amortized cost        $10,412,138    $ 1,097,895    $   269,737
  Cash                                         342            108             31
  Receivables:
    Investments sold                        39,904             --             --
    Fund shares sold                        44,973          1,347          1,163
    Interest                                68,101          2,696          1,858
--------------------------------------------------------------------------------
Total Assets                            10,565,458      1,102,046        272,789
--------------------------------------------------------------------------------
Liabilities:
  Payables
    Investments purchased                  214,439             --          3,563
    Fund shares repurchased                 26,131          4,590            815
    Dividends and distributions             20,146          1,674             33
    Advisory fees                              840             94             21
    Administrative fees                      1,584            175             72
    Service fees                                 8             14             --
    Audit fees                                   6              2             --
    Trustees' fees and expenses                 47              2             --
--------------------------------------------------------------------------------
Total Liabilities                          263,201          6,551          4,504
--------------------------------------------------------------------------------
Net Assets                             $10,302,257    $ 1,095,495    $   268,285

Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)         10,302,122      1,095,442        268,285
--------------------------------------------------------------------------------
Net Asset Value Per Share              $      1.00    $      1.00    $      1.00
--------------------------------------------------------------------------------

See Notes to Financial Statements.

34  Janus Income Funds / April 30, 2000

Statements of | Changes in Net Assets - Money Market Funds

                                                                    Janus                        Janus Government
For the six months ended April 30, 2000, (unaudited)             Money Market                      Money Market
and for the fiscal year ended October 31                             Fund                              Fund
(all numbers in thousands)                                  2000             1999             2000             1999
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                $     243,976    $     359,404    $      31,510    $      50,548
  Net realized gain from investment transactions                 462              164               53               28
-----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations         244,438          359,568           31,563           50,576
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                         (71,631)         (83,421)          (8,934)         (10,389)
    Institutional Shares                                   (171,144)        (274,477)         (20,967)         (38,030)
    Service Shares                                           (1,201)          (1,506)          (1,609)          (2,129)
  Net realized gain from investment transactions:

    Investor Shares                                            (103)             (35)               --              (5)
    Institutional Shares                                       (223)            (128)               --             (21)
    Service Shares                                               (1)              (1)               --              (2)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions              (244,303)        (359,568)         (31,510)         (50,576)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                        8,450,929        8,897,000          476,629          567,007
    Institutional Shares                                  60,672,428      132,210,692        4,409,018        5,587,450
    Service Shares                                           481,960          303,125          164,785           86,689
  Reinvested dividends and distributions:
    Investor Shares                                           66,787           78,472            8,518            9,920
    Institutional Shares                                      42,127           60,951            5,032            6,278
    Service Shares                                             1,193            1,495               11               28
  Shares repurchased:
    Investor Shares                                      (7,777,379)      (8,158,386)        (500,929)        (429,562)
    Institutional Shares                                (58,007,826)    (132,746,602)      (4,475,027)      (5,652,910)
    Service Shares                                         (464,904)        (318,392)        (166,030)         (38,144)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions    3,465,315          328,355         (77,993)          136,756
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                      3,465,450          328,355         (77,940)          136,756
Net Assets:
  Beginning of Period                                      6,836,807        6,508,452        1,173,435        1,036,679
-----------------------------------------------------------------------------------------------------------------------
  End of Period                                        $  10,302,257    $   6,836,807    $   1,095,495    $   1,173,435
-----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)              $  10,302,122    $   6,836,807    $   1,095,442    $   1,173,435
  Undistributed net realized gain from investments               135               --               53               --
-----------------------------------------------------------------------------------------------------------------------
Total Net Assets                                       $  10,302,257    $   6,836,807    $   1,095,495    $   1,173,435
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
  Shares sold                                              8,450,929        8,897,000          476,629          567,007
  Reinvested dividends and distributions                      66,787           78,472            8,518            9,920
-----------------------------------------------------------------------------------------------------------------------
Total                                                      8,517,716        8,975,472          485,147          576,927
-----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                     (7,777,379)      (8,158,386)        (500,929)        (429,562)
Net Increase/(Decrease) in Fund Shares                       740,337          817,086         (15,782)          147,365
Shares Outstanding, Beginning of Period                    2,309,109        1,492,023          360,604          213,239
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          3,049,446        2,309,109          344,822          360,604
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                             60,672,428      132,210,692        4,409,019        5,587,450
  Reinvested dividends and distributions                      42,127           60,951            5,032            6,278
-----------------------------------------------------------------------------------------------------------------------
Total                                                     60,714,555      132,271,643        4,414,051        5,593,728
-----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                    (58,007,826)    (132,746,602)      (4,475,027)      (5,652,910)
Net Increase/(Decrease) in Fund Shares                     2,706,729        (474,959)         (60,976)         (59,182)
Shares Outstanding, Beginning of Period                    4,498,950        4,973,909          761,488          820,670
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          7,205,679        4,498,950          700,512          761,488
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                481,960          303,125          164,784           86,689
  Reinvested dividends and distributions                       1,193            1,495               11               28
-----------------------------------------------------------------------------------------------------------------------
Total                                                        483,153          304,620          164,795           86,717
-----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                       (464,904)        (318,392)        (166,030)         (38,144)
Net Increase/(Decrease) in Fund Shares                        18,249         (13,772)          (1,235)           48,573
Shares Outstanding, Beginning of Period                       28,748           42,520           51,343            2,770
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             46,997           28,748           50,108           51,343
-----------------------------------------------------------------------------------------------------------------------

                                                               Janus Tax-Exempt
For the six months ended April 30, 2000, (unaudited)             Money Market
and for the fiscal year ended October 31                             Fund
(all numbers in thousands)                                  2000             1999
-------------------------------------------------------------------------------------
Operations:
  Net investment income                                $       3,980    $       6,562
  Net realized gain from investment transactions                  --                2
-------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations           3,980            6,564
-------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                          (2,584)          (3,446)
    Institutional Shares                                     (1,381)          (2,989)
    Service Shares                                              (15)            (127)
  Net realized gain from investment transactions:
    Investor Shares                                              --               (2)
    Institutional Shares                                         --               --
    Service Shares                                               --               --
-------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                (3,980)          (6,564)
-------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                          281,088          309,165
    Institutional Shares                                     215,560          547,727
    Service Shares                                               576            1,260
  Reinvested dividends and distributions:
    Investor Shares                                            2,470            3,301
    Institutional Shares                                       1,266            2,803
    Service Shares                                                16              125
  Shares repurchased:
    Investor Shares                                        (262,005)        (270,821)
    Institutional Shares                                   (256,706)        (452,985)
    Service Shares                                             (542)         (18,039)
-------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions     (18,277)          122,536
-------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                       (18,277)          122,536
Net Assets:
  Beginning of Period                                        286,562          164,026
-------------------------------------------------------------------------------------
  End of Period                                        $     268,285    $     286,562
-------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)              $     268,285    $     286,562
  Undistributed net realized gain from investments                --               --
-------------------------------------------------------------------------------------
Total Net Assets                                       $     268,285    $     286,562
-------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
  Shares sold                                                281,088          309,165
  Reinvested dividends and distributions                       2,470            3,301
-------------------------------------------------------------------------------------
Total                                                        283,558          312,466
-------------------------------------------------------------------------------------
  Shares repurchased                                       (262,005)        (270,821)
Net Increase/(Decrease) in Fund Shares                        21,553           41,645
Shares Outstanding, Beginning of Period                      146,656          105,011
-------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            168,209          146,656
-------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                                215,560          547,727
  Reinvested dividends and distributions                       1,266            2,803
-------------------------------------------------------------------------------------
Total                                                        216,826          550,530
-------------------------------------------------------------------------------------
  Shares repurchased                                       (256,706)        (452,985)
Net Increase/(Decrease) in Fund Shares                      (39,880)           97,545
Shares Outstanding, Beginning of Period                      138,864           41,319
-------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             98,984          138,864
-------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                    576            1,260
  Reinvested dividends and distributions                          16              125
-------------------------------------------------------------------------------------
Total                                                            592            1,385
-------------------------------------------------------------------------------------
  Shares repurchased                                           (542)         (18,039)
Net Increase/(Decrease) in Fund Shares                            50         (16,654)
Shares Outstanding, Beginning of Period                        1,042           17,696
-------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              1,092            1,042
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Income Funds / April 30, 2000  35

Financial | Highlights - Money Market Funds

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31                           Janus Money Market Fund
Investor Shares                                   2000           1999           1998           1997           1996         1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .03            .05            .05            .05            .05            .04
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .03            .05            .05            .05            .05            .04
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.03)          (.05)          (.05)          (.05)          (.05)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.03)          (.05)          (.05)          (.05)          (.05)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                       2.69%          4.69%          5.25%          5.23%          5.13%          3.95%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $ 3,049,490    $ 2,309,109    $ 1,492,023    $ 1,032,647    $   773,887    $   643,219
Average Net Assets for the Period
  (in thousands)                              $ 2,686,820    $ 1,808,653    $ 1,123,991    $   883,052    $   676,334    $   461,311
Ratio of Expenses to Average
  Net Assets**(2)                                0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                           5.36%          4.61%          5.13%          5.09%          5.01%          5.56%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31                     Janus Government Money Market Fund
Investor Shares                                   2000           1999           1998           1997           1996         1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00    $      1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .03            .04            .05            .05            .05            .04
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .03            .04            .05            .05            .05            .04
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.03)          (.04)          (.05)          (.05)          (.05)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.03)          (.04)          (.05)          (.05)          (.05)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00    $      1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                       2.62%          4.56%          5.12%          5.11%          5.03%          3.90%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $   344,836    $   360,604    $   213,239    $   132,133    $   117,408     $  199,307
Average Net Assets for the Period
  (in thousands)                              $   345,097    $   230,784    $   150,525    $   112,693    $   112,059     $   87,906
Ratio of Expenses to Average
  Net Assets**(2)                                0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                           5.21%          4.50%          5.01%          5.42%          4.91%          5.40%

*    Total return is not annualized for periods of less than one year.
**   Annualized for periods less than one year.
(1)  Fiscal period February 15, 1995, (inception) to October 31, 1995.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .70% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

36  Janus Income Funds / April 30, 2000

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31                     Janus Tax-Exempt Money Market Fund
Investor Shares                                   2000           1999           1998           1997           1996         1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .02            .03            .03            .03            .03            .02
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .02            .03            .03            .03            .03            .02
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.02)          (.03)          (.03)          (.03)          (.03)          (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.02)          (.03)          (.03)          (.03)          (.03)          (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                       1.62%          2.83%          3.23%          3.20%          3.27%          2.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $   168,209    $   146,656    $   105,011    $    81,268    $    74,638    $    67,479
Average Net Assets for the Period
  (in thousands)                              $   160,854    $   122,946    $    91,058    $    75,929    $    68,695    $    57,366
Ratio of Expenses to Average
  Net Assets**(2)                                0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                           3.23%          2.80%          3.16%          3.14%          3.22%          3.38%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31                          Janus Money Market Fund
Institutional Shares                              2000           1999           1998           1997           1996         1995(4)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .03            .05            .06            .06            .05            .03
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .03            .05            .06            .06            .05            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.03)          (.05)          (.06)          (.06)          (.05)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.03)          (.05)          (.06)          (.06)          (.05)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                       2.92%          5.16%          5.72%          5.71%          5.61%          3.25%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $ 7,205,769    $ 4,498,950    $ 4,973,909    $ 2,770,961    $ 1,705,610    $   304,952
Average Net Assets for the Period
  (in thousands)                              $ 5,918,455    $ 5,445,434    $ 3,620,872    $ 2,545,294    $   874,431    $   202,427
Ratio of Expenses to Average
  Net Assets**(2)                                0.15%(5)       0.15%(5)       0.15%(5)       0.15%(5)       0.15%(5)       0.15%(5)
Ratio of Net Investment Income to Average
  Net Assets**(2)                                   5.82%          5.04%          5.58%          5.54%          5.41%          5.86%

*    Total return is not annualized for periods of less than one year.
**   Annualized for periods less than one year.
(1)  Fiscal period February 15, 1995, (inception) to October 31, 1995.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .70% before waiver of certain fees incurred by the fund.
(4)  Fiscal period April 17, 1995 (inception) to October 31, 1995.
(5)  The ratio was .35% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

                                         Janus Income Funds / April 30, 2000  37

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31                     Janus Government Money Market Fund
Institutional Shares                              2000           1999           1998           1997           1996         1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .03            .05            .05            .05            .05            .03
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .03            .05            .05            .05            .05            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.03)          (.05)          (.05)          (.05)          (.05)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.03)          (.05)          (.05)          (.05)          (.05)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                       2.85%          5.03%          5.59%          5.58%          5.50%          3.20%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $   700,549    $   761,488    $   820,670    $    35,776    $    59,490    $    44,164
Average Net Assets for the Period
  (in thousands)                              $   744,528    $   770,224    $   321,174    $    56,801    $    53,398    $    24,748
Ratio of Expenses to Average
  Net Assets**(2)                                0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                        5.66%          4.94%          5.42%          6.04%          5.34%          5.75%


For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31                     Janus Tax-Exempt Money Market Fund
Institutional Shares                              2000           1999           1998           1997           1996         1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .02            .03            .04            .04            .04            .02
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .02            .03            .04            .04            .04            .02
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.02)          (.03)          (.04)          (.04)          (.04)          (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.02)          (.03)          (.04)          (.04)          (.04)          (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                       1.85%          3.29%          3.67%          3.67%          3.74%          2.09%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $    98,984    $   138,864    $    41,319    $     3,560    $     1,947    $    11,192
Average Net Assets for the Period
  (in thousands)                              $    74,614    $    91,837    $    18,859    $     3,466    $     1,754    $     1,115
Ratio of Expenses to Average
  Net Assets**(2)                                0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                        3.72%          3.25%          3.60%          3.94%          3.82%          3.82%

*    Total return is not annualized for periods of less than one year.
**   Annualized for periods less than one year.
(1)  Fiscal period April 17, 1995, (inception) to October 31, 1995.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .35% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

38  Janus Income Funds / April 30, 2000

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31            Janus Money Market Fund
Service Shares                                    2000           1999           1998         1997(1)
------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .03            .05            .05            .05
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .03            .05            .05            .05
------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.03)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.03)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------
Total Return*                                       2.79%          4.89%          5.45%          5.14%
------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $    46,998    $    28,748    $    42,520    $    10,341
Average Net Assets for the Period
  (in thousands)                              $    43,642    $    31,250    $    29,322    $       913
Ratio of Expenses to Average
  Net Assets**(2)                                0.40%(3)       0.40%(3)       0.40%(3)       0.40%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                        5.53%          4.82%          5.30%          5.02%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31      Janus Government Money Market Fund
Service Shares                                    2000           1999           1998         1997(1)
------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .03            .05            .05            .05
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .03            .05            .05            .05
------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.03)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.03)          (.05)          (.05)          (.05)
------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------
Total Return*                                       2.72%          4.77%          5.33%          5.01%
------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $    50,111    $    51,343    $     2,770    $       628
Average Net Assets for the Period
  (in thousands)                              $    60,074    $    45,587    $       639    $     1,141
Ratio of Expenses to Average
  Net Assets**(2)                                0.40%(3)       0.40%(3)       0.40%(3)       0.40%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                        5.39%          4.67%          5.15%          5.23%

*    Total return is not annualized for periods of less than one year.
**   Annualized for periods less than one year.
(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .60% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

                                         Janus Income Funds / April 30, 2000  39

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and
through each fiscal year or period ended October 31      Janus Tax-Exempt Money Market Fund
Service Shares                                    2000           1999           1998         1997(1)
------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .02            .03            .03            .03
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .02            .03            .03            .03
------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            (.02)          (.03)          (.03)          (.03)
------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   (.02)          (.03)          (.03)          (.03)
------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------
Total Return*                                       1.72%          3.06%          3.44%          3.22%
------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                              $     1,092    $     1,042    $    17,696    $        10
Average Net Assets for the Period
  (in thousands)                              $       907    $     4,090    $     3,215    $        10
Ratio of Expenses to Average
  Net Assets**(2)                                0.40%(3)       0.40%(3)       0.40%(3)       0.40%(3)
Ratio of Net Investment Income
  to Average Net Assets**(2)                        3.45%          3.10%          3.32%          3.17%

*    Total return is not annualized for periods of less than one year.
**   Annualized for periods less than one year.
(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .60% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

40  Janus Income Funds / April 30, 2000

                                             Notes to | Schedules of Investments

EUR  Euro

GBP  British Pounds

*    Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of April 30, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                         Janus Income Funds / April 30, 2000  41

Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments. Each of the Money Market Funds offers three classes of shares.

     "Investor Shares" are available to the general public, and "Institutional Shares" are available only to investors that meet certain minimum account sizes. "Service Shares" are available through banks and other financial institutions.

     The following policies have been consistently followed by the Funds and are
     in  conformity  with  accounting   principles  generally  accepted  in  the
     investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

     FORWARD TRANSACTIONS AND FUTURES CONTRACTS
     The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

     Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Bond Funds may enter into "futures contracts" and "options" on securities, financial indexes, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

42  Janus Income Funds / April 30, 2000

     ADDITIONAL INVESTMENT RISK
     Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

     FEDERAL INCOME TAXES
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreements with the Bond Funds describe the fee that the Funds must pay. Each of the Bond Funds is subject to the following schedule:

                             Average
                             Daily Net            Annual Rate     Expense Limit
     Fee Schedule            Assets of Fund       Percentage (%)  Percentage (%)
     ---------------------------------------------------------------------------
     Janus Flexible          First $300 Million        .65            1.00*
       Income Fund           Over $300 Million         .55
     ---------------------------------------------------------------------------
     Janus High-Yield Fund   First $300 Million        .75            1.00*
                             Over $300 Million         .65
     ---------------------------------------------------------------------------
     Janus Federal           First $300 Million        .60             .65*
       Tax-Exempt Fund       Over $300 Million         .55
     ---------------------------------------------------------------------------
     Janus Short-Term        First $300 Million        .65             .65*
       Bond Fund             Over $300 Million         .55
     ---------------------------------------------------------------------------
     * Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

     Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital has agreed to reduce the administrative fee to .05% and .30% on the Institutional Shares and Service Shares, respectively. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses are paid by Janus Capital.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

     Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended April 30, 2000, are noted below.

     DST Fees

     Janus Flexible Income Fund          $85,548
     Janus High-Yield Fund                32,868
     Janus Federal Tax-Exempt Fund        15,137
     Janus Short-Term Bond Fund           24,753

                                         Janus Income Funds / April 30, 2000  43

3.   FEDERAL INCOME TAX

     The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     Net capital loss carryovers noted below as of October 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2002, and October 31, 2007. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2000, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                                                                                                             Net
                                Net Capital Loss   Federal Tax       Unrealized        Unrealized       Appreciation/
                                   Carryovers          Cost         Appreciation     (Depreciation)    (Depreciation)
---------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund      $  (23,993,507)   $1,138,460,757   $    8,879,377   $  (44,388,936)   $  (35,509,559)
Janus High-Yield Fund              (17,605,707)      271,627,991        1,689,414      (12,097,681)      (10,408,267)
Janus Federal Tax-Exempt Fund       (1,963,344)       73,422,251          332,830       (3,542,048)       (3,209,218)
Janus Short-Term Bond Fund          (3,806,470)      126,118,408              610       (2,125,497)       (2,124,887)
---------------------------------------------------------------------------------------------------------------------

44  Janus Income Funds / April 30, 2000

                                              Explanation of | Charts and Tables

1.   PERFORMANCE OVERVIEWS

     Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through April 30, 2000.

     When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

     Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

     The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

                                         Janus Income Funds / April 30, 2000  45

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

46  Janus Income Funds / April 30, 2000

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Income Funds / April 30, 2000  47

                      This page intentionally left blank.

48  Janus Income Funds / April 30, 2000

                      This page intentionally left blank.

                                         Janus Income Funds / April 30, 2000  49

--------------------------------------------------------------------------------

[LOGO] JANUS                                                       ------------
                                                                    BULK RATE
P.O. Box 173375                                                    U.S. POSTAGE
Denver, Colorado 80217-3375                                            PAID
                                                                      JANUS
Address Service Requested.                                         ------------

--------------------------------------------------------------------------------